                                                                   EXHIBIT 10.25

                    ADVANCED TECHNOLOGY LABORATORIES, INC.

                  INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN




                             AMENDED AND RESTATED

                                   EFFECTIVE

                                JANUARY 1, 1997

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
PREAMBLE....................................................... 1

SECTION 1  DEFINITIONS......................................... 2
     1.1 Account............................................... 2
     1.2 Affiliated Companies.................................. 2
     1.3 After-tax Contribution Account........................ 2
     1.4 Before-tax Contribution Account....................... 2
     1.5 Beneficiary........................................... 3
     1.6 Board of Directors.................................... 3
     1.7 Code.................................................. 3
     1.8 Committee............................................. 3
     1.9 Company............................................... 3
     1.10 Company Matching Contributions....................... 3
     1.11 Company Matching Contribution Account................ 4
     1.12 Company Stock........................................ 4
     1.13 Compensation......................................... 4
     1.14 Current Market Value................................. 4
     1.15 Disabled............................................. 4
     1.16 Early Terminee....................................... 4
     1.17 Earnings............................................. 5
     1.18 Effective Date....................................... 5
     1.19 Eligible Employee.................................... 5
     1.20 Employee............................................. 5
     1.21 Employment Commencement Date......................... 6
     1.22 ERISA................................................ 6
     1.23 Highly Compensated Employee.......................... 6
     1.24 Hour of Service...................................... 6
     1.25 Normal Retirement Date............................... 7
     1.26 Participant.......................................... 7
     1.27 Participating Company................................ 7
     1.28 Period of Service.................................... 7
     1.29 Period of Severance.................................. 8
     1.30 Plan................................................. 8
     1.31 Plan Administrator................................... 8
     1.32 Plan Year............................................ 8
     1.33 Rollover Account..................................... 8
     1.34 Service.............................................. 9
     1.35 Severance From Service Date.......................... 9
     1.36 Supplemental Company Contribution Account............ 9
     1.37 Temporary Termination................................ 9
     1.38 Terminated........................................... 9
     1.39 Trust or Trust Fund.................................. 9
     1.40 Trustee.............................................. 9
     1.41 Valuation Date.......................................10
     1.42 Additional Definitions in Plan.......................10

Table of Contents Continued

                                                                           Page
                                                                           ----
SECTION 2  PARTICIPATION...................................................11

     2.1 Participation.....................................................11
     2.2 Reemployment After Termination....................................11
     2.3 Employees in a Bargaining Unit....................................11

SECTION 3  BEFORE-TAX CONTRIBUTIONS........................................12

     3.1 Salary Deferral Agreement.........................................12
     3.2 Participant Modification of Salary Deferral Agreement.............12
     3.3 Procedure for Making and Revoking Salary Deferral Agreement.......13
     3.4 Non-Discrimination Test For Deferrals (ADP Test)..................13

SECTION 4  PLAN CONTRIBUTIONS..............................................15

     4.1 Participant and Company Contributions.............................15
     4.2 Time of Contribution..............................................18
     4.3 Non-Discrimination Test for Company Matching Contributions
          and After-tax Contributions (ACP Test)...........................18
     4.4 Multiple Use of Alternative Limitations Under ADP and
          ACP Tests........................................................19
     4.5 Corrective Procedures to Satisfy Discrimination Tests.............20
     4.6 Return of Contributions...........................................20
     4.7 Recharacterization of Excess Before-tax Contributions.............22

SECTION 5  ACCOUNT ADMINISTRATION..........................................24
     5.1 Types of Accounts.................................................24
     5.2 Investment Options................................................24
     5.3 Allocation of Trust Fund Earnings and Losses to
          Participant Accounts.............................................25
     5.4 Valuation of the Trust Fund.......................................26
     5.5 Account Statements................................................26

SECTION 6  INVESTMENT OF CONTRIBUTIONS.....................................27
     6.1 Optional Funds....................................................27
     6.2 Selection of Investment Funds.....................................27
     6.3 Investment of Loan Repayments.....................................28
     6.4 Changes in Investment of Future Contributions and
          Loan Repayments..................................................28
     6.5 Changes in Investment of Existing Accounts........................28
     6.6 Changes in Investment of Former Interspec, Inc. Accounts..........29
     6.7 Contributions to the Company Stock Fund...........................29

SECTION 7  BENEFITS AND FORMS OF PAYMENT...................................30
     7.1 Eligibility for Benefits..........................................30
     7.2 Time of Benefit Commencement......................................30
     7.3 Form of Payment...................................................32
     7.4 Distributions of Stock............................................32
     7.5 Withdrawals Prior to Termination..................................33
     7.6 Hardship Withdrawal...............................................35
     7.7 Beneficiary Designation...........................................37
     7.8 Loans.............................................................37
     7.9 Directed Rollovers................................................40

Table of Contents Continued

                                                                           Page
                                                                           ----
SECTION 8  VESTING.........................................................42
     8.1 Vesting...........................................................42
     8.2 Forfeitures.......................................................43
     8.3 Reemployment......................................................44
     8.4 Suspension of Installment Payments................................44

SECTION 9  LIMITATION ON CONTRIBUTIONS.....................................45
     9.1 Maximum Annual Contribution to the Plan...........................45
     9.2 Additional Limitation Relating to Defined Benefit Plans...........46

SECTION 10  TOP HEAVY PROVISIONS...........................................48
     10.1 Scope............................................................48
     10.2 Top Heavy Status.................................................48
     10.3 Minimum Contribution.............................................50
     10.4 Limitation to Annual Additions in Top Heavy Plan.................51
     10.5 Vesting..........................................................51

SECTION 11  ADMINISTRATION OF THE PLAN.....................................52
     11.1 Plan Administrator...............................................52
     11.2 Organization and Procedures......................................52
     11.3 Duties and Authority of Committee................................52
     11.4 Expenses.........................................................54
     11.5 Bonding and Insurance............................................54
     11.6 Commencement of Benefits.........................................54
     11.7 Appeal Procedure.................................................55
     11.8 Plan Administration - Miscellaneous..............................56
     11.9 Domestic Relations Orders........................................59
     11.10 Plan Qualification..............................................60
     11.11 Deductible Contribution.........................................60
     11.12 Voting of Company Stock and SpaceLabs Medical, Inc. Stock.......60

SECTION 12  AMENDMENT AND TERMINATION......................................61
     12.1 Amendment and Termination........................................61
     12.2 Consolidation or Merger..........................................61
     12.3 Termination of the Plan..........................................62
     12.4 Allocation of the Trust Fund on Termination of Plan..............62
     12.5 Partial Termination..............................................63

SECTION 13  FUNDING........................................................64
     13.1 Contributions to the Trust Fund..................................64
     13.2 Trust Fund for Exclusive Benefit of Participants.................64
     13.3 Trustee..........................................................64
     13.4 Investment Manager...............................................64

SECTION 14  FIDUCIARIES....................................................66
     14.1 Limitation of Liability of the Company and Others................66
     14.2 Indemnification of Fiduciaries...................................66
     14.3 Scope of Indemnification.........................................66

Table of Contents Continued

                                                                           Page
                                                                           ----
SIGNATURE PAGE.............................................................67
APPENDIX I.................................................................68

                                   PREAMBLE


      THIS SAVINGS AND STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan"), formerly known as the Westmark International Incorporated Incentive Savings and Stock Ownership Plan and now known as the Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan) is amended and restated effective January 1, 1997, by Advanced Technology Laboratories, Inc., a Washington corporation (hereinafter "Company").

      WHEREAS, the Plan is a profit sharing plan and the purpose of the Plan is to attract and retain Eligible Employees by providing them with an opportunity to save for their retirement;
and

      WHEREAS,  the  Plan  was adopted by Westmark  International
Incorporated effective January 1, 1987, and was amended and restated effective January 1, 1989; and

      WHEREAS, effective June 26, 1992, the corporate name of Westmark International Incorporated was changed to Advanced Technology Laboratories, Inc. and the Plan was divided into two plans, with the portion of the Plan attributable to SpaceLabs, Inc. as a Participating Company becoming the SpaceLabs Medical, Inc. Incentive Savings and Stock Ownership Plan; and

      WHEREAS, effective June 26, 1992, the Plan was amended and restated as the Advanced Technology Laboratories, Inc. Incentive
Savings and Stock Ownership Plan; and

      WHEREAS,  effective May 17, 1994, the Company  merged  with
Interspec, Inc.; and

      WHEREAS,  the  Company  merged the Interspec,  Inc.  401(k)
Retirement/Savings Plan into the Plan effective January 1,  1995;
and

     WHEREAS, the Plan was amended and restated effective January
1, 1995; and

      WHEREAS, the Company desires to amend and restate the Plan again to effect certain additional changes; and

      WHEREAS, the Plan shall be maintained for the exclusive benefit of covered Employees, and is intended to comply with the Internal Revenue Code of 1986, as amended, including without limitation Section 401(k) thereof, the Employee Retirement Income Security Act of 1974, as amended, and other applicable law;

      NOW, THEREFORE, except as otherwise specified herein, the Employer does hereby amend and restate the Plan as set forth in the following pages effective January 1, 1997, except that any change required by federal law, including without limitation amendments to the Internal Revenue Code, the Employee Retirement Income Security Act, the Age Discrimination in Employment Act and regulations or rulings issued pursuant thereto shall be effective on the latest date on which such change may become effective and comply with such laws.

                                   SECTION 1

                                  DEFINITIONS


The following terms when used herein shall have the following meaning, unless a different meaning is plainly required by the context. Capitalized terms are used throughout the Plan text for terms defined by this and other sections.

1.1  Account
     -------

     "Account"  means  a  Participant's  Before-tax  Contribution
     Account, Company Matching Contribution Account, Supplemental
     Company Contribution Account, After-tax Contribution Account and Rollover Account.

1.2  Affiliated Companies
     --------------------

     "Affiliated Companies" means

     (a)  the Company,

     (b) any other corporation which is a member of a controlled group of corporations which includes the Company (as defined in Section 414(b) of the Code),

     (c) any other trade or business under common control with the Company (as defined in Section 414(c) of the Code), or

     (d) an affiliated service group which includes the Company (as defined in Section 414(m) of the Code).

     For purposes of the limitation on contributions in Section 9, the determination of whether a corporation is an Affiliated Company will be made in accordance with Sections 414(b) and (c) of the Code as modified in Section 415(h).

1.3  After-tax Contribution Account
     ------------------------------

     "After-tax   Contribution   Account"   means   an    account
     established to hold a Participant's After-tax Contributions to the Plan.

1.4  Before-tax Contribution Account
     -------------------------------

     "Before-tax Contribution Account" means an account established to hold a Participant's Before-tax Contributions to the Plan and funds formerly held in the Participant's Salary Reduction Contributions Account, if any, under the Interspec, Inc. 401(k) Retirement/Savings Plan.

1.5  Beneficiary
     -----------

     "Beneficiary" means the person or persons designated to be the Beneficiary by the Participant in writing to the Committee. In the event a married Participant designates someone other than his or her spouse as Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing, which names the designated Beneficiary and is notarized, or witnessed by a Plan representative. If a Participant fails to designate a Beneficiary or no designated Beneficiary survives the Participant, the Committee may direct that payment of benefits be made in equal shares to the person or persons in the first of the following classes of successive preference Beneficiaries to survive the Participant. The
     Participant's:

     (a)  spouse,

     (b)  descendants, per stirpes,

     (c)  parents,

     (d)  brothers and sisters,

     (e)  estate.

1.6  Board of Directors
     ------------------

     "Board  of  Directors"  means  the  Board  of  Directors  of
     Advanced   Technology  Laboratories,  Inc.,   a   Washington
     corporation.

1.7  Code
     ----

     "Code" means the Internal Revenue Code of 1986, as amended and including all regulations promulgated pursuant thereto.

1.8  Committee
     ---------

     "Committee" means the Advanced Technology Laboratories, Inc.
     Benefits Committee as from time to time constituted and appointed by the Compensation Committee of the Board of Directors of the Company to administer the Plan.

1.9  Company
     -------

     "Company" means Advanced Technology Laboratories, Inc., a Washington corporation. For purposes other than Sections 12, 13 and 14, the term "Company" shall also include other Participating Companies as provided from time to time in Appendix I to this Plan.

1.10 Company Matching Contributions
     ------------------------------

     "Company Matching Contributions" has the meaning set forth in Section 4.1(c).

1.11 Company Matching Contribution Account
     -------------------------------------

     "Company Matching Contribution Account" means an account established to hold a Participant's share of Company Matching Contributions to the Plan, to receive funds formerly held in the Participant's Employer Matching Contributions Account, if any, and Employer Discretionary Contributions Account, if any, under the Interspec, Inc. 401(k) Retirement/Savings Plan, and to hold the Participant's share, if any, of Supplemental Company Contributions to the Plan made before January 1, 1994.

1.12 Company Stock
     -------------

     "Company Stock" means the common stock of the Company.

1.13 Compensation
     ------------

     "Compensation," for any Plan Year, has the meaning set forth in Section 415(c)(3) of the Code, provided, for purposes of determining who is a Highly Compensated Employee, "Compensation" shall also include Participant Before-tax Contributions to this Plan and elective Employee contributions to a cafeteria plan described in Code Section 125.

1.14 Current Market Value
     --------------------

     "Current Market Value," as applied to the common stock of the Company on any day, means the closing market price of such stock on the NASDAQ National Market on such day, or if the common stock of the Company was not traded on such day, the closing price on the next preceding trading day on which the common stock of the Company is traded.

1.15 Disabled
     --------

     "Disabled" means that a Participant is entitled to benefits under a long term disability plan sponsored by the Participating Company, or a long term disability plan to which the Participating Company contributes on behalf of the Participant.

1.16 Early Terminee
     --------------

     "Early Terminee" means a Participant (including a retired or terminated former participant in the Interspec, Inc. 401(k) Retirement/Savings Plan) with a vested Account balance greater than $3,500, whose employment has terminated prior to age 55 by reason other than death but who has elected to defer receipt of payment of his Accounts for a period of more than ninety (90) days after termination.

1.17 Earnings
     --------

     "Earnings" for any Plan Year means basic compensation, including lead pay, and commissions paid to an Employee for services rendered to the Participating Company (calculated without regard to any reduction for Before-tax Contributions or pre-tax contributions to a cafeteria plan pursuant to
     Section 125 of the Code), excluding amounts deferred pursuant to a non-qualified deferred compensation plan, and also excluding additional compensation such as shift differentials, overtime, severance payments, living and similar allowances, bonuses, and any wages paid by a foreign branch or subsidiary of the Company under a non-U.S. payroll.

     Notwithstanding the foregoing, annual Earnings in excess of $150,000 shall be disregarded; provided, however, that this $150,000 limit shall be automatically adjusted to the maximum permissible dollar limitation permitted by the Commissioner of the Internal Revenue Service ($160,000 for the 1997 calendar year).

1.18 Effective Date
     --------------

     "Effective Date" means January 1, 1987, or with respect to any company specified in appendices to this Plan, the date such Company adopted the Plan.

1.19 Eligible Employee
     -----------------

     "Eligible  Employee" means any Employee who is on  the  U.S.
     payroll of the Company who is not:

     (a)  a leased employee;

     (b) a temporary employee who for purposes of this Section, is an Employee hired to complete a specific project or to accommodate business cycle fluctuations without exceeding the maximum number of Employees permitted under the Company's corporate budget;

     (c) covered under a collective bargaining agreement where retirement benefits were the subject of good faith bargaining which does not provide for retirement benefits under this Plan; or

     (d) a Highly Compensated Employee who is a third country national on temporary assignment in the United States.

1.20 Employee
     --------

     "Employee" means any person (including any officer or director) who is employed by the Company as a common law employee and any leased employee within the meaning of Code
     Section 414(n)(2); provided, however, if leased employees constitute twenty percent or less of the Company's non-highly compensated work force, the term "Employee" shall not include a leased employee who is covered by a plan maintained by the leasing organization which meets the requirements of Code Section 414(n)(5).

1.21 Employment Commencement Date
     ----------------------------

     "Employment Commencement Date" means the later of (a) the Effective Date, and (b) the date on which during the current period of employment, an Employee first completes an Hour of Service for a Participating Company on or after the date it becomes a Participating Company.

1.22 ERISA
     -----

     "ERISA" means the Employee Retirement Income Security Act of
     1974, as amended, and including all regulations promulgated pursuant thereto.

1.23 Highly Compensated Employee
     ---------------------------

     "Highly  Compensated  Employee" for a  Plan  Year  means  an
     Employee who, is included in at least one of the following categories within the meaning of Code Section 414(q) and regulations thereunder:

     (a) an Employee who was a 5% owner of a Participating Company at any time during the Plan Year or the twelve (12)-month period preceding the Plan Year; or

     (b)  an Employee who:

          (i) received aggregate Compensation from all the Affiliated Companies for the twelve (12)-month period preceding the Plan Year in excess of the dollar limitation contained in Code Section 414(q)(1)(B) ($80,000 for the Plan Year ending December 31, 1996); and

          (ii) if the Company elects, was in the "top paid group" as defined in Code Section 414(q)(3).

1.24 Hour of Service
     ---------------

     "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Company or any Affiliated
     Companies on account of:

     (a)  Performance of duties;

     (b) A period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to 29 CFR

          2530.200b-2(b) and (c), which are incorporated herein by this reference; and

     (c) An award of back pay, irrespective of mitigation of damages, agreed to by the Participating Company or any Affiliated Company. However, hours credited under (a) or (b) above shall not also be credited under this subsection (c).

1.25 Normal Retirement Date
     ----------------------

     "Normal Retirement Date" means the first day of the month coinciding with or immediately preceding the Participant's sixty-fifth (65th) birthday.

1.26 Participant
     -----------

     "Participant" means any Eligible Employee who qualifies for participation pursuant to Section 2. A vested Participant shall cease to be a Participant when his or her vested
     Accounts are fully paid.

1.27 Participating Company
     ---------------------

     "Participating Company" means the Company or any Affiliated Company that adopts the Plan with the approval of the Board of Directors of the Company, and any successor thereto. A list of all Participating Companies is attached as Appendix I to the Plan.

1.28 Period of Service
     -----------------
     "Period of Service" means the period of time commencing with the Employment Commencement Date and ending on the Severance From Service Date. Non-successive periods are aggregated to determine the Employee's total Period of Service. An Employee's Period of Service shall also include the following:

     (a)  Periods not in Service due to Temporary Termination;

     (b)  Periods of Service required to be taken into account by
          Section 414(a)(1) of the Code or under Treasury Regulations issued pursuant to Section 414(a)(2) of the Code, and Service with Affiliated Companies. Where the Company maintains the plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Company, as may be required by the Code;

     (c) For any Participant who became an Employee prior to September 1, 1987, any period of employment with a Participating Company under the Squibb Corporation Incentive Savings and Stock Ownership Plan to the extent such employment was credited as "Service" under that plan; and

     (d)  Periods  of Service with Interspec, Inc. and with  Echo
          Ultrasound, which was a division of Interspec, Inc. and before that was a division of General

          Electric Company, determined as if such employers were Participating Companies prior to May 17, 1994.

     Notwithstanding the above, with respect to an individual who was a Participant in this Plan and whose Account balances were transferred to the SpaceLabs Medical, Inc. Incentive Savings and Stock Ownership Plan between June 25 and December 31, 1992, such Employee's Period of Service under this Plan, for participation and vesting purposes, shall begin on the first Employment Commencement Date after December 31, 1992 that follows such transfer of the Employee's Accounts.

1.29 Period of Severance
     -------------------

     "Period of Severance" means the period of time commencing on the Severance From Service Date and ending on the date the Employee again performs an Hour of Service for the Participating Company; provided, however, such period shall commence one year later if a male or female Employee is absent due to pregnancy, birth or adoption of a child, or caring for a child immediately following birth or adoption.

     Notwithstanding any Plan provision to the contrary, a Period of Severance for an employee of Interspec, Inc. and Echo
     Ultrasound  is  determined  as if  they  were  Participating
     Companies prior to May 17, 1994.

1.30 Plan
     ----

     "Plan"  means  the  Advanced Technology  Laboratories,  Inc.
     Incentive Savings and Stock Ownership Plan either in its previous or present form or as amended from time to time.

1.31 Plan Administrator
     ------------------

     "Plan Administrator" means the person or entity designated in Section 11 to administer the Plan.

1.32 Plan Year
     ---------

     "Plan Year" means the twelve-month period commencing each January 1 and ending each December 31.


1.33 Rollover Account
     ----------------

     "Rollover Account" means an account established to hold a Participant's rollover contribution to the Plan and the funds formerly held in the Participant's Rollover Contribution Account, if any, under the Interspec, Inc. 401(k) Retirement/Savings Plan.

1.34 Service
     -------

     "Service"  with  a Participating Company means  periods  for which an Employee is paid or entitled to payment for the performance of duties for the Participating Company.
     Service shall include a period of employment with a predecessor to the Participating Company to the extent (i) provided by the Board in its discretion on a non-discriminatory basis as to all Employees similarly situated or (ii) required by Section 414(a) of the Code.

1.35 Severance From Service Date
     ---------------------------

     "Severance From Service Date" means the earlier of the date on which an Employee quits, retires, is discharged or dies, or the first anniversary of absence from work for any other reason. An individual employed by an Affiliated Company other than the Company shall incur a Severance From Service Date on the date the individual's employer ceases to be an Affiliated Company of the Company.

1.36 Supplemental Company Contribution Account
     -----------------------------------------

     "Supplemental Company Contribution Account" means an account established to receive a Participant's share of Supplemental
     Company  Contributions to the Plan made after  December  31,
     1993.

1.37 Temporary Termination
     ---------------------

     Termination is deemed "Temporary" if the Employee is rehired and in Service within one year of the initial date of absence from work.

1.38 Terminated
     ----------

     "Terminated" means no longer in Service or employed as an Employee with the Company or any Affiliated Company for reasons of resignation, retirement, discharge or death.

1.39 Trust or Trust Fund
     -------------------

     "Trust" or "Trust Fund" means the trust fund into which shall be paid all contributions and from which all benefits shall be paid under this Plan.

1.40 Trustee
     -------

     "Trustee"  means the trustee or trustees who receive,  hold, invest,  and disburse the assets of the Trust in  accordance
     with   the  terms  and  provisions  set  forth  in  a  trust
     agreement.

1.41 Valuation Date
     --------------

     "Valuation  Date"  means  the  last  business  day  in  each
     calendar   quarter  and  any  other  day  which   the   Plan
     Administrator may designate from time to time.

1.42 Additional Definitions in Plan
     ------------------------------

     The following terms are defined in the following sections of the Plan.

                                                         Section
     ACP Test..........................................      4.3
     ADP Test..........................................      3.4
     After-tax Contributions...........................   4.1(b)
     Aggregate Account.................................  10.2(e)
     Aggregation Group.................................   9.2(h)
     Aggressive Equity Fund............................   5.2(h)
     Annual Additions..................................      9.1
     Balanced Fund.....................................   5.2(c)
     Before-tax Contributions..........................   3.1(a)
     Company Stock Fund................................   5.2(a)
     Company Matching Contributions....................   4.1(c)
     Core Equity Fund..................................   5.2(g)
     Determination Date................................  10.2(c)
     Diversified Equity Fund...........................   5.2(d)
     Domestic Relations Order..........................     11.9
     Fixed Income Fund.................................   5.2(b)
     Investment Manager................................     13.4
     International Fund................................   5.2(e)
     Key Employee......................................  10.2(g)
     Lump Sum Supplemental Contribution................   4.1(e)
     Money Market Fund.................................   5.2(h)
     Part-Time Employee................................   2.1(b)
     Present Value of Accrued Benefit..................  10.2(f)
     SpaceLabs Stock Fund..............................   5.2(f)
     Super Top Heavy...................................  10.2(b)
     Supplemental Company Contributions................   4.1(d)
     Top Heavy.........................................  10.2(a)
     Valuation Date (for Top Heavy)....................  10.2(d)

                                   SECTION 2

                                 PARTICIPATION


2.1  Participation
     -------------

     (a) Each Eligible Employee who is not already a Participant shall become a Participant in this Plan on the later of:

          (i) the first day of the first month coinciding with or following completion of a two-consecutive-month Period of Service; and

          (ii) the date his or her employer becomes a Participating
               Company,

     provided he or she is an Eligible Employee on such date.

     (b) Each Participant in the Interspec, Inc. 401(k) Retirement/ Savings Plan as of December 31, 1994 shall become a Participant in the Plan on January 1, 1995.

2.2  Reemployment After Termination
     ------------------------------

     Upon the reemployment of a Terminated former Participant as an Eligible Employee, he or she shall immediately become a Participant.

     An Employee who Terminates prior to becoming a Participant and is later reemployed shall become a Participant upon satisfying the requirements of Section 2.1. A Period of Service earned prior to Termination shall not be forfeited for purposes of this Section 2.

2.3  Employees in a Bargaining Unit
     ------------------------------

     An Employee belonging to a collective bargaining unit, which has entered an agreement with the Participating Company that does not provide for retirement benefits under this Plan, shall not qualify for participation. If such an Employee is a Participant when such an agreement is entered, the Employee shall cease active participation on the effective date of the bargaining agreement. If such an agreement provides for Plan participation, a covered Employee may continue or resume participation.

                                   SECTION 3

                           BEFORE-TAX CONTRIBUTIONS


3.1  Salary Deferral Agreement
     -------------------------

     (a)  General
          -------
          A Participant who desires to make salary deferrals pursuant to this Section 3.1 shall enter a salary deferral agreement with the Participating Company in accordance with the procedures in Section 3.3. Such agreement shall authorize the Company to make payroll deductions equal to a whole percentage of Earnings between 1% and 16% designated as Before-tax Contributions. Payroll deductions shall be based on Earnings for each payroll period.

          To the extent a Participant's salary deferral agreement is based on a percentage of Earnings, the dollar amount of a Participant's salary deferral shall be automatically increased or decreased to reflect changes in the amount of the Participant's Earnings.

          The salary deferral agreement shall be effective on the first day of the payroll period coinciding with or following the later of: (1) the date participation commences, or (2) the first day of the month which coincides with or next follows completion of the agreement, and shall remain in effect until such agreement is superseded by a subsequent agreement or revoked. Deferrals shall be deducted from Participant Earnings each payroll period, except for those periods in which the deferral amount exceeds the amount remaining after other payroll deductions. In the event a deduction is not taken in a payroll period, the Committee, with sole discretion, shall determine whether there will be a make-up deduction in a subsequent payroll period.

     (b)  Maximum Dollar Contribution
          ---------------------------
          Notwithstanding the foregoing, Before-Tax Contributions for any calendar year to this Plan (and any other plans of Affiliated Companies subject to Section 402(g) of the Code) shall not exceed the maximum dollar limitation on elective deferrals under Section 402(g) of the Code ($9,500 for 1997).

3.2  Participant Modification of Salary Deferral Agreement
     -----------------------------------------------------

     The payroll deduction percentages designated in the Participant's salary deferral agreement shall continue in effect regardless of changes in Earnings until the Participant elects in writing to change the percentage. A
     Participant may change the deferral amount by completing a new salary deferral agreement and submitting it to the Committee. Completion of a salary deferral agreement shall automatically revoke all prior salary deferral agreements entered into by a Participant.

     A Participant may discontinue contributions effective on the first day of a future month by submitting a written request to the Committee. A Participant may resume contributions on the first day of a future month by submitting a salary deferral agreement.

     A Participant may change the deferral amount, discontinue contributions, or resume contributions as frequently as each month, as long as the Participant submits a form that satisfies the procedures in Section 3.3.

3.3  Procedure for Making and Revoking Salary Deferral Agreement
     -----------------------------------------------------------

     The salary deferral agreement and any modification or cancellation thereof shall be made by the Participant on such form, within such time and in accordance with such other rules and procedures as prescribed by the Committee.

3.4  Non-Discrimination Test For Deferrals (ADP Test)
     ------------------------------------------------

     For each Plan Year, the Plan must meet one of the actual deferral percentage (hereinafter "ADP") tests described below to satisfy the non-discrimination requirement. For purposes of this ADP test, Eligible Employees who do not qualify for participation pursuant to Section 2 shall not be considered.

     (a) The ADP for the group of Eligible Employees who are Highly Compensated Employees does not exceed the ADP for all other Eligible Employees multiplied by 1.25; or

     (b) The ADP for the group of Eligible Employees who are Highly Compensated Employees (i) is not more than two percentage points higher than the ADP for all other Eligible Employees and (ii) does not exceed the ADP for all other Eligible Employees multiplied by 2.

     The ADP for a specified group of Eligible Employees shall be the average of the ratios (calculated separately for each Employee in the group to the nearest one-hundredth of one percent of the Employee's Compensation) of (i) Participant Before-tax Contributions to (ii) the Employee's Compensation earned while eligible to participate, determined in accordance with Code Section 401(k) and regulations pursuant thereto. For purposes of the ADP tests, the definition of "Compensation" may be modified from year to year to mean any definition of compensation that complies with Section 414(s) of the Code.

     If for any Plan Year a Highly Compensated Employee is also eligible to participate in another cash or deferred arrangement maintained by any Affiliated Company, then the ADP of such Highly Compensated Employee shall be determined by treating all the cash or deferred arrangements in which he or she is eligible to participate and this Plan as one arrangement.

     For purposes of the foregoing test, all Before-tax Contributions made to this Plan and any other plan which is aggregated with this Plan for purposes of satisfying the coverage requirements of Code Section 410(b) (except the average benefits percentage test) shall be treated as made to a single plan. In addition, Before-tax Contributions to this Plan may be permissively aggregated with before-tax contributions to one or more other cash or deferred arrangements, so long as the aggregated plans satisfy the requirements of Code Sections 401(a)(4) and 410(b) as if they were a single plan.

                                   SECTION 4

                              PLAN CONTRIBUTIONS


4.1  Participant and Company Contributions
     -------------------------------------

     (a)  Participant Payroll Deduction Contributions
          -------------------------------------------
          The Company shall make a Participant Before-tax Contribution on behalf of each active Participant in an amount equal to 100% of the salary deferral amount pursuant to the Participant's salary deferral agreement, as provided in Section 3, for each payroll period. Participant contributions shall be credited to the Participant's Before-Tax Contribution Account.

          To the extent a Participant's salary deferral agreement is based on a percentage of Earnings, the dollar amount of a Participant's Before-tax Contributions shall be automatically increased or decreased to reflect changes in the amount of the Participant's Earnings.

          The  Company  shall  pay  the Participants'  Before-tax
          Contributions in cash to the Trustee within a reasonable time after each payroll period but not later than the fifteenth (15th) day of the first (1st) month beginning after the payroll period ends.

     (b)  Employee After-tax Contributions
          --------------------------------
          A Participant may elect to contribute to the Plan, through payroll deductions, an amount equal to a whole percentage of Earnings between 1% and 16%, reduced by the amount (if any) of the Before-Tax Contributions to be made on his behalf. Such amounts are referred to as After-Tax Contributions. A Participant may make such election by submitting to the Committee a written request which authorizes a deduction of contributions from his or her Earnings. After-tax Contributions shall be credited to the Participant's After-tax Contribution Account.

          An  election  to  make After-tax Contributions  may  be
          made,   modified  or  canceled  subject  to  the   same
          provisions   that  apply  to  Before-tax  Contributions
          pursuant to Sections 3.2 and 3.3.

          The   dollar   amount  of  a  Participant's   After-tax
          Contributions  shall  be  automatically  increased   or
          decreased to reflect changes in the amount of the Participant's Earnings.

          The Company shall pay the Participants' After-tax Contributions in cash to the Trustee within a reasonable time after each pay-period, but not later than the fifteenth (15th) day of the first (1st) month beginning after the payroll period ends.

     (c)  Company Matching Contributions
          ------------------------------
          Each   Company   shall   make  the   Company   Matching
          Contribution for any Plan Year in an amount equal to:

          (i) 50% of each Participant's Before-tax Contributions and After-tax Contributions up to three percent
               (3%) of Earnings paid by the Company during such Plan Year; and

          (ii) 25% of each Participant's Before-tax Contributions and After-tax Contributions over 3% and up to 6% of Earnings paid by the Company during such Plan
               Year.

          Provided that, Participant Lump Sum Supplemental Contributions pursuant to Section 4.1(e) will not be matched by a Company Matching Contribution. Thus, the maximum Company Matching Contribution for a Participant who contributes at least six percent (6%) of Earnings, is two and one quarter percent (2 1/4%).

          Such   amounts   shall  be  called   Company   Matching
          Contributions. The percentage of Company Matching Contributions shall be determined separately for the Company from time to time by the Board, subject to the percentage limitations contained in the preceding sentence. The rate of Company Matching Contributions shall be certified to the Committee and shall remain effective until changed by the Board and certified to the Committee. Company Matching Contributions shall be credited to the Participants' Company Matching Contribution Accounts.

          The amount of the Company Matching Contributions due under this Section 4.1(c) (reduced by any Company Matching Contributions forfeited during the month, as provided in Section 8.2) shall be determined each payroll period during the Plan Year and shall be remitted to the Trustee within a reasonable time after each pay period but not later than a reasonable time after the end of each month.

          The Company may, at its option, make its contributions under this Section 4.1(c) that are invested in the Company Stock Fund by delivering or causing to be delivered to the Trustee shares of Company Stock at the aggregate Current Market Value of the stock so delivered on the date of the delivery. Such shares shall be treasury shares, authorized but unissued shares or shares purchased on the open market.

     (d)  Supplemental Company Contributions
          ----------------------------------
          On the last day of the Plan Year, each Participating Company may contribute a uniform percentage of a Participant's Earnings, on behalf of each Participant who completed 1,000 or more Hours of Service during the Plan Year and (i) who is employed on the first and last days of the Plan Year, (ii) who terminated employment during the Plan Year as a result of retirement, Disability or death, or (iii) who was employed by the Participating Company but who was transferred during the Plan Year to the employ of an Affiliated Company that is not a Participating Company.

          Amounts contributed by each Participating Company may be different from the amount contributed by another Participating Company. Amounts contributed by each
          Participating Company will be allocated only to Participants employed by that Participating Company, based on Earnings paid by that Participating Company. Such amounts are referred to as Supplemental Company Contributions and shall be credited to Supplemental Company Contribution Accounts. The percentage of Supplemental Company Contributions shall be determined separately for each Participating Company by the Board.

          Supplemental Company Contributions shall be remitted to the Trustee on or before the due date for filing the Company's Federal income tax return for the Plan Year, including extensions.

          A Participating Company may, at its option, make its contributions under this Section 4.1(d) that are invested in the Company Stock Fund by delivering or causing to be delivered to the Trustee shares of Company Stock at the aggregate Current Market Value of the stock so delivered on the date of delivery. Such shares shall be treasury shares, authorized but unissued shares or shares purchased on the open market.

     (e)  Lump-Sum Supplemental Contributions
          -----------------------------------
          In addition to any other contributions made by him, a Participant who has completed at least five years of Service with the Participating Company may make a contribution to the Plan, effective as of the last day of any month, by delivering a check to the Participating Company, provided that no more than two Lump-Sum Supplemental Contributions may be made hereunder by a Participant in any calendar year. Lump-Sum Supplemental Contributions shall be treated as After-tax Contributions and credited to the Participant's After-tax Contribution Account.

          The   Company   shall  pay  the  Lump-Sum  Supplemental
          Contributions   in  cash  to  the  Trustee   within   a
          reasonable time after receipt of a Participant's check.

     (f)  Rollover Contributions
          ----------------------
          An  Eligible Employee may request in writing on one  or
          more forms required by the Committee that the Committee accept a rollover amount which was distributed from another qualified plan, other than a plan maintained by
          the    Company   or   an   Affiliated   Company,   (the
          "distributing plan") or from a conduit Individual Retirement Account (IRA). Also, the Eligible Employee
          must provide any written assurances required by the Committee that such amounts are eligible rollover distributions, including but not limited to a written statement by the administrator of the distributing plan that the distributing plan received a determination letter from the Commissioner of the Internal Revenue Service that the distributing plan is qualified. The amount must be a direct rollover or must be rolled over by the Eligible Employee within 60 days after receiving the distribution from the other plan or conduit IRA. Rollovers of any type of property other than cash will
          not  be  accepted.   In the event an Eligible  Employee
          contributes a rollover amount, such amount shall be allocated to a separate, fully vested account and subject to the same terms of the Plan as other amounts in a Before-tax Contribution Account, provided, amounts in a Rollover Account may be withdrawn in Service at any time.

          If   the   Eligible   Employee  never   satisfies   the
          participation requirements of Section 2,  the  Eligible
          Employee shall be considered a Participant only with respect to the rollover amount.

4.2  Time of Contribution
     --------------------

     In no event shall contributions for any Plan Year be made later than the time prescribed by law (i) for the deduction of such contributions for purposes of Federal income tax, as determined by the applicable provisions of the Code, or (ii) for making such contributions under a cash or deferred arrangement (within the meaning of Section 401(k) of the Code).

4.3  Non-Discrimination  Test for Company Matching  Contributions
     ------------------------------------------------------------
     and After-tax Contributions (ACP Test)
     --------------------------------------

     For each Plan Year the Plan must meet one of the average contribution percentage (hereinafter "ACP") tests described below to satisfy this non-discrimination requirement. For purposes of this ACP test, Eligible Employees who do not qualify for participation pursuant to Section 2 shall not be considered.

     (a) The ACP for the group of Eligible Employees who are Highly Compensated Employees does not exceed the ACP for all other Eligible Employees multiplied by 1.25; or

     (b) The ACP for the group of Eligible Employees who are Highly Compensated Employees (i) is not more than two percentage points higher than the ACP for all other Eligible Employees and (ii) does not exceed the ACP for all other Eligible Employees multiplied by 2.

     The ACP for a specified group of Eligible Employees shall be the average of the ratios (calculated separately for each Employee in the group to the nearest one-hundredth of one percent of the Employee's Compensation) of (i) Company Matching Contributions on behalf of each such Employee and the Employee's After-tax Contributions and Lump-Sum Supplemental Contributions, if any, to (ii) the Employee's Compensation earned while eligible to participate, determined in accordance with Code Section 401(m) and regulations pursuant thereto. For purposes of the ACP tests, the definition of "Compensation" may be modified from year to year to mean any definition of compensation that complies with Section 414(s) of the Code.

     For purposes of the foregoing test, all Company Matching Contributions, After-tax Contributions and Lump Sum Supplemental Contributions made to this Plan and any other plan which is aggregated with this Plan for purposes of satisfying the coverage requirements of Code Section 410(b) (except the average benefits percentage test) shall be treated as made to a single plan. In addition, Company Matching Contributions, After-tax Contributions and Lump Sum Supplemental Contributions made under this Plan may be permissively aggregated with matching contributions made to another plan, so long as the aggregated plans satisfy the requirements of Code Sections 401(a)(4) and 410(b) as if they were a single plan.

     If for any Plan Year a Highly Compensated Employee is also eligible to participate in another plan offering company matching contributions and/or after-tax contributions maintained by any Affiliated Company, the ACP of such Highly Compensated Employee shall be determined by aggregating all such contributions.

4.4  Multiple Use of Alternative Limitations Under ADP and ACP Tests
     ---------------------------------------------------------------

     If the sum of the ADP and ACP for Highly Compensated Employees determined under Section 3.4 and Section 4.3, respectively, after correcting any excess deferrals or contributions pursuant to Section 4.5, exceeds the Aggregate Limit defined below, then Highly Compensated Employee contributions shall be further limited pursuant to this section. This multiple use limitation shall be applied in accordance with the provisions of Treas. Reg. Sections 1.401(m)-1 and 1.401(m)-2.

     The Aggregate Limit means the greater of (a) or (b) below:

     (a)  the sum of:

          (i) 1.25 multiplied by the greater of the ADP or the ACP for the group of all Eligible Employees who are not Highly Compensated Employees, and

          (ii) two plus the lesser of the ADP or the ACP for the group of all Eligible Employees who are not Highly Compensated Employees (in no event shall this amount exceed twice the lesser of such ADP or
               ACP).

     (b)  the sum of:

          (i) 1.25 multiplied by the lesser of the ADP or the ACP for the group of all Eligible Employees who are not Highly Compensated Employees, and

          (ii) two plus the greater of the ADP or the ACP for the group of all Eligible Employees who are not Highly
               Compensated Employees (in
               no event shall this amount exceed twice the greater of such ADP or ACP).

4.5  Corrective Procedures to Satisfy Discrimination Tests
     -----------------------------------------------------

     If at any time during a Plan Year the Committee determines on a projected basis that it is necessary to reduce the Participant Before-tax Contributions, After-tax Contributions or Company Matching Contributions of any Highly Compensated Employee to satisfy the dollar limit on annual deferrals, the ADP non-discrimination test, the ACP non-discrimination test, or the multiple use of alternative limitations test, it shall have the authority to do so in such amounts and for such periods of time as it shall deem necessary under the circumstances.

     The Committee may, in its sole discretion, elect to aggregate Company Matching Contributions and/or Supplemental Company Contributions with Participant Before-tax Contributions to the extent necessary to satisfy the ADP discrimination test provided such aggregation does not itself result in discrimination. Notwithstanding any Plan provisions to the contrary, any Company contributions so aggregated shall be 100% vested as of the date contributed to the Plan and shall be subject to the withdrawal provisions of Section 7.4 as if they are Before-tax Contributions. The ACP test must be passed without taking such Company contributions into account.

     The Committee may also, in its sole discretion, elect to aggregate Supplemental Company Contributions with Company Matching Contributions to the extent necessary to satisfy the ACP discrimination test, provided such aggregation does not itself result in discrimination. Notwithstanding any Plan provision to the contrary, any Company contributions so aggregated shall be 100% vested, and shall be subject to the withdrawal provisions of Section 7.4 as if they are Before-tax Contributions.

4.6  Return of Contributions
     -----------------------

     (a)  Mistake of Fact
          ---------------
          If the amount of contribution made to the Plan by a Participating Company for any Plan Year is in excess of the amount required under Section 4.1, and such excess payment is due to mistake of fact, the Participating Company shall have the right to recover such excess contribution within one year after the date the contribution is made to the Trustee. The return of a contribution shall be permitted hereunder only if the amount so returned (i) is the excess of the amount actually contributed over the amount which would have otherwise been contributed, (ii) does not include the earnings attributable to such contribution, and (iii) is reduced by any losses attributable to such contribution.

     (b)  Excess Deferrals
          ----------------
          An excess deferral exists for a Participant if Before-tax Contributions under this Plan together with any other plans subject to the deferral limit in Code
          Section 402(g) (for 1996 this limit is $9,500) exceed such dollar limitation for any calendar year.

          In the event an excess deferral exists in plans maintained by the Participating Company (and Affiliated Companies, if applicable), such excess deferral, adjusted for investment gains or losses, less amounts previously returned pursuant to subparagraph (c), shall be distributed no later than April 15 following the calendar year in which the excess deferral occurred.

          In the event an excess deferral exists in plans maintained by the Company and any unrelated employer(s), and a Participant submits a written request for a return of excess deferrals by March 1 following the calendar year in which an excess deferral occurs (or any other date authorized by the Committee), the Committee shall distribute such excess deferral, adjusted for investment gains or losses, less amounts previously returned pursuant to subparagraph (c), no later  than  April  15 following the calendar  year  in
          which the excess deferral occurred. Such written request shall contain information which the Committee may require.

     (c)  ADP Excess Contribution
          -----------------------
          An ADP excess contribution exists if contributions under this Plan on behalf of Highly Compensated Employees fail to meet the ADP test described in
          Section 3.4. Within twelve months after the end of the Plan Year for which there is an excess, contributions which exceed the ADP limitation, adjusted for earnings and losses, less amounts previously returned pursuant to subparagraph (b), shall be distributed to Highly Compensated Employees by reducing each Highly Compensated Employee's deferral in the order of deferral percentages beginning with the highest.

     (d)  ACP Excess Contribution
          -----------------------
          An  ACP  excess  contribution exists  if  contributions
          under   this  Plan  on  behalf  of  Highly  Compensated
          Employees  fail  to  meet the  ACP  test  described  in
          Section 4.3. Within twelve months after the end of the Plan Year for which there is an excess, unmatched After-
          tax   Contributions,   and   then   matched   After-tax
          Contributions and Company Matching Contributions (in equal amounts) of Highly Compensated Employees which exceed the ACP limitation shall be reduced, beginning with the highest contribution percentage and then continuing with each next lower percentage as the ceiling declines, as follows:

          (i)  Any amount reduced from After-tax Contributions
               (including recharacterized contributions) shall be distributed with related earnings to the Employee to whom it applies.

          (ii) Any amount reduced from Company Matching Contributions shall be distributed, with related earnings, to the extent vested, to the Employee to whom it applies.

          (iii) Any amount reduced from Company Matching Contributions not distributed under (ii) above shall be forfeited, with related earnings. Amounts so forfeited shall be applied to offset future Company Matching Contributions.

     (e)  Contributions in Excess of the Aggregate Limit
          ----------------------------------------------
          In the event contributions exceed the Aggregate Limit (as defined in Section 4.4), Participant unmatched After-tax Contributions, then unmatched Before-tax Contributions, then matched After-tax Contributions, then matched Before-tax Contributions shall be considered excess contributions pursuant to (c) or (d) above, as applicable, and shall be returned to Highly Compensated Employees pursuant thereto.

     (f)  Adjustment for Income
          ---------------------
          An Excess Deferral, ADP excess contribution or ACP excess contribution distributed to a Participant shall be adjusted for income or loss for the calendar year using the method described in Section 5.3.

     (g)  Vesting Exception
          -----------------
          Notwithstanding the vesting provisions of Section 8, a Participant shall not have a nonforfeitable right to excess Company contributions which are returned or adjusted pursuant to this Section 4.6.

4.7  Recharacterization of Excess Before-tax Contributions
     -----------------------------------------------------

     (a) Before-tax Contributions made to the Plan that exceed the limitations of Section 3.1(b) (dollar limitation) or Section 3.4 (ADP test) in the discretion of the Committee for each Plan Year may be recharacterized as After-tax Contributions rather than distributed to Participants as provided in Section 4.6(b) and (d) above.

     (b) Recharacterization may be combined with a distribution to correct the excess. If part of the excess is recharacterized, the distribution necessary for correction shall be calculated after determining the amount of Before-tax Contributions to be recharacterized. Income related to a recharacterized excess shall not be treated as an amount recharacterized, but shall remain attributed to the applicable Before-tax Contribution Account.

          Recharacterized Before-tax Contributions will be eligible for Company Matching Contributions.

     (c) An amount recharacterized shall be treated as the Company contribution for purposes of Sections 9 Limitation on
          Contributions and 10 Top Heavy Provisions.   An  amount
          recharacterized before January 1, 1988 shall be treated as an After-tax Contribution for purposes of withdrawal under Section 7.5(b). Amounts recharacterized after January 1, 1988 will be treated as Before-tax Contributions for purposes of hardship withdrawal under Section 7.5(d). Recharacterized amounts shall be treated as Before-tax Contributions for purposes of determining Compensation.

                                   SECTION 5

                            ACCOUNT ADMINISTRATION


5.1  Types of Accounts
     -----------------

     All contributions shall be made to the Trust Fund which will have the following types of accounts for each Participant:

     (a)  Before-Tax Contribution Account

     (b)  After-tax Contribution Account

     (c)  Company Matching Contribution Account

     (d)  Supplemental Company Contribution Account

     (e)  Rollover Account

5.2  Investment Options
     ------------------

     The   Trust   Fund  shall  be  divided  into  the  following
     investment subfunds:

     (a)  Company Stock Fund
          ------------------
          The Company Stock Fund, including earnings thereon, shall be invested by the Trustee in shares of Company
          Stock and short-term cash investments.

     (b)  Fixed Income Fund
          -----------------
          The Fixed Income Fund seeks to pay current interest rates while maintaining principal. The Fund may consist of a variety of guaranteed investment contracts with diversified maturities, bank investment contracts, and short-to-intermediate-term high-quality fixed income securities.

     (c)  Balanced Fund
          -------------
          The Balanced Fund attempts to provide income, conservation of principal and long-term growth of principal and income. The Fund invests in a mix of stocks and bonds. The equity style is value-oriented and the Fund may invest in both small and large capitalized companies.

     (d)  International Fund
          ------------------
          The International Fund focuses on long-term capital growth. The Fund invests primarily in stocks and debt securities of companies outside the United States. It may also invest in bonds and money market instruments.

     (e)  SpaceLabs Stock Fund
          --------------------
          Effective July 1, 1992, the Trust Fund shall contain a SpaceLabs Stock Fund, which will be invested in common stock of SpaceLabs Medical, Inc. and short-term cash investments. Shares of common stock of SpaceLabs Medical, Inc. distributed on June 26, 1992 with respect to shares held in the Company Stock Fund shall be transferred to the SpaceLabs Stock Fund effective July 1, 1992. No additional contributions shall be invested in the SpaceLabs Stock Fund.

          A Participant may elect to have all or part of his or her Accounts that are invested in the SpaceLabs Stock Fund transferred to the Company Stock Fund, the Core Equity Fund, the Fixed Income Fund, the International Fund, the Aggressive Equity Fund, the Balanced Fund, or the Money Market Fund in accordance with the procedure described in Section 6.5. Participants may not elect to transfer Account balances to this Fund. If a Participant elects to transfer amounts in his or her Accounts that are invested in the SpaceLabs Stock Fund to other funds, the transfer shall be made in cash. The cash value of common stock of SpaceLabs Medical, Inc. that is so transferred shall be based on the actual proceeds from the sale of the stock.

     (f)  Core Equity Fund
          ----------------
          The  Core  Equity  Fund seeks capital appreciation  and
          current  income utilizing a value-oriented style.   The
          Fund  invests  primarily  in  U.S.  stocks  which   pay
          dividends.

     (g)  Aggressive Equity Fund
          ----------------------
          The Aggressive Equity Fund is a growth equity fund which seeks capital appreciation. The Fund invests primarily in U.S. stocks of small and large capitalized companies. The Fund may periodically invest in bonds and money market instruments.

     (h)  Money Market Fund
          -----------------
          The Money Market Fund seeks to provide interest income while preserving the original investment and maintaining liquidity. The Fund seeks to invest primarily in high-quality money market instruments.

5.3  Allocation  of Trust Fund Earnings and Losses to Participant
     ------------------------------------------------------------
     Accounts
     --------

     (a)  Fixed  Income  Fund, Balanced Fund, Core  Equity  Fund,
          -------------------------------------------------------
          Aggressive Equity Fund, International Fund, and Money Market Fund
          -----------------------------------------------------------------
          As of each Valuation Date, any increase or decrease in the fair market values (including interest, dividends, realized and unrealized gains and losses) of the Fixed
          Income  Fund, the Balanced Fund, the Core Equity

          Fund, the Aggressive Equity Fund, the International Fund, and the Money Market Fund shall be allocated among the Participant Accounts on the basis of the interests in the particular Fund held in the Accounts as of the immediately preceding Valuation Date, adjusted for contributions, distributions and transfers made since that date, in accordance with administrative procedures established by the Committee.

          Notwithstanding the foregoing, in the event a Terminated Participant has received a distribution of his or her vested Account balances, the nonvested portion of his or her Accounts shall not be credited with Trust Fund earnings and losses pursuant to this section after the Valuation Date which coincides with or next precedes the date of Termination of employment.

     (b)  Company Stock Fund
          ------------------
          As of each Valuation Date, dividends and other distributions received on Company Stock held in the Company Stock Fund may be reinvested in Company Stock or held in short-term cash investments. The Participants' Accounts shall be credited with a proportionate amount of shares and/or cash determined on the basis of the number of shares in each Participant's Accounts on the record date of such distribution.

     (c)  SpaceLabs Stock Fund
          --------------------
          As of each Valuation Date, dividends and other distributions received on common stock of SpaceLabs Medical, Inc. held in the SpaceLabs Stock Fund shall be reinvested in common stock of SpaceLabs Medical, Inc. or held in short term cash investments. The Participant's Accounts shall be credited with a proportionate number of shares and/or cash determined on the basis of the number of shares in each Participant's Accounts on the record date of such distribution.

5.4  Valuation of the Trust Fund
     ---------------------------

     The fair market value of the Trust Fund shall be determined as of each Valuation Date and at any time specifically requested by the Plan Administrator. Any portion of the Trust Fund held under an insurance contract or bank investment contract in which asset values are only maintained on a book value basis shall have that portion of the Trust Fund valued at book value rather than market value.

5.5  Account Statements
     ------------------

     Each Participant shall be provided with a statement of his or her Accounts under the Plan showing the Account values on dates determined by the Committee, but not more frequently than each calendar quarter. If within thirty (30) days after the statement is mailed the Participant makes no objection to the statement, it shall become binding and conclusive on the Participant and any Beneficiary.

                                   SECTION 6

                          INVESTMENT OF CONTRIBUTIONS


6.1  Optional Funds
     --------------

     Each Participant, at the time the Participant elects to participate in the Plan, shall direct that the Participant's After-tax Contributions (if any) and Before-tax Contributions, and effective January 1, 1997, Company Matching Contributions and Supplemental Company Contributions (if any) made on the Participant's behalf be invested (in multiples of 10%) in any one of the following investment funds, or in any combination of the funds. Each Eligible Employee, at the time he or she requests to make a Rollover Contribution, shall direct the Participant's Rollover Contributions (if any) be invested (in multiples of 10%) in any one or combination of the following investment funds other than the Company Stock Fund:

     (a)  the Fixed Income Fund;

     (b)  the Balanced Fund;

     (c)  the Core Equity Fund;

     (d)  the Aggressive Equity Fund;

     (e)  the International Fund;

     (f) the Company Stock Fund, not exceeding thirty percent (30%) of the Participant's total contributions other than Rollover Contributions; and

     (g)  the Money Market Fund.

     A  single investment election shall be made with respect  to
     all  contributions  other  than Rollover  Contributions.   A
     separate investment election shall be made with respect to Rollover Contributions.

     Company Matching Contributions and Supplemental Company Contributions (if any) made after December 31, 1996 shall be invested on behalf of a Participant who began participating in the Plan before January 1, 1997 in the same fund(s) and in the same percentage(s) as the Participant's After-tax and Before-tax Contributions are invested, until the Participant actually directs the investment of his or her Company Matching Contributions and Supplemental Company Contributions in accordance with Section 6.4.

6.2  Selection of Investment Funds
     -----------------------------

     The  selection  of  an investment option  pursuant  to  this
     Section 6 is the sole responsibility of each Participant. The Trustee, the Committee, any Participating Company, or any of their officers or supervisors are not empowered to advise a

     Participant as to the manner in which his Account should be invested. The fact that a security is available to Participants for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall designation of any option by the Participant impose any liability on a Participating Company, its directors, officers or employees, the Trustee, the Committee or any Participant in the Plan.

     Subject to any applicable provision of law, each Participant assumes all risks connected with any decrease in the market value of any securities in the funds and such funds shall be the sole source of payments to be made under the Plan.

6.3  Investment of Loan Repayments
     -----------------------------

     If a Participant is not making contributions at the time that loan repayments pursuant to Section 7.8 begin, the Participant shall direct investment of the loan repayments among the optional funds under Section 6.1 by written notice to the Committee in accordance with Section 6.4.

6.4  Changes in Investment of Future Contributions and Loan Repayments
     -----------------------------------------------------------------

     A Participant may change the Participant's investment election with respect to contributions and loan repayments, if any, made after the effective date. The change shall be effective as of the first day of the next month following receipt of written notice by the Committee on such form, within such time, and in accordance with such other rules and procedures as prescribed by the Committee.

6.5  Changes in Investment of Existing Accounts
     ------------------------------------------

     A  Participant,  may  elect to have  all  or  part  (in  10%
     increments) of the Participant's existing Accounts and any earnings thereon transferred from the fund or funds in which they are invested to the Fixed Income Fund, the Balanced Fund, the Core Equity Fund, the Aggressive Equity Fund, the Money Market Fund or the International Fund, except that amounts invested in the Fixed Income Fund, cannot be transferred directly to the Money Market Fund. Accounts may not be transferred to the Company Stock Fund or the SpaceLabs Stock Fund.

     The transfer shall be effective as of the first day of the next calendar quarter (the first day of calendar quarters being January 1, April 1, July 1, and October 1) after receipt by the Committee of the Participant's written election on such form, within such time, and in accordance with such other rules and procedures as prescribed by the Committee. The transfer shall be based upon the values of the Accounts on the last business day of the quarter immediately preceding the date as of which the election is effective. A single investment election shall be made with respect to contributions other than Rollover Contributions. A separate investment election shall be made with respect to Rollover Contributions. No more than four elections with respect to contributions other than Rollover Contributions and four elections with respect to Rollover Contributions may become effective in any calendar year. The transfer shall be made as soon as administratively feasible after completion of the valuation for the effective date of the transfer.

     Notwithstanding the preceding, a Participant who is younger than age fifty-five (55) may not transfer out of the Company Stock Fund each calendar quarter more than thirty percent (30%) of the aggregate balance of the Participant's Company Matching Contributions Account and Supplemental Company Contributions Account, determined as of the immediately preceding Valuation Date. A Participant who has reached his or her fifty-fifth (55th) birthday is not subject to the preceding sentence.

6.6  Changes in Investment of Former Interspec, Inc. Accounts
     --------------------------------------------------------

     A participant in the Interspec, Inc. 401(k) Retirement/Savings Plan may, upon written notice to the Committee before December 16, 1994, elect to have all or part (in ten percent (10%) increments) of the Participant's accounts in the Interspec, Inc. 401(k) Retirement/Savings Plan transferred from the fund or funds in which they are invested under the Interspec, Inc. 401(k) Retirement/Savings Plan to the Fixed Income Fund, the Balanced Fund, the Core Equity Fund, the Aggressive Equity Fund, or the International Fund effective February 1, 1995. Accounts of a Participant who fails to make an election prior to December 16, 1994 shall be invested in one or more of those funds as directed by the Company, the Trustee, or the Investment Manager on behalf of the Participant.

6.7  Contributions to the Company Stock Fund
     ---------------------------------------

     Contributions invested in the Company Stock Fund, may be made in cash or shares of Company Stock. The Trustee shall apply cash contributions to the purchase of Company Stock over a period of time as directed by the Committee.

     As of each Valuation Date, each Participant's Account shall be credited with a number of shares of Company Stock the value of which equals the amount of the contributions to that Account which are to be invested in the Company Stock Fund. The value of Company Stock for this purpose is the average price of the shares contributed to the Plan and purchased by the Trustee since the immediately preceding Valuation Date.

                                   SECTION 7

                         BENEFITS AND FORMS OF PAYMENT


7.1  Eligibility for Benefits
     ------------------------

     A Participant shall be eligible to receive a distribution of his or her Accounts, to the extent vested, upon retirement, becoming Disabled, or upon Termination of employment with the Company and any Affiliated Companies. A Participant's Beneficiary shall be eligible to receive a distribution of the balance of the Participant's accounts upon the death of the Participant.

     Notwithstanding the foregoing, in the event a Participant again becomes an Employee before benefits commence, he or she shall no longer be eligible to receive a distribution.

     Also notwithstanding the foregoing, with respect to an individual who was a Participant in this Plan between June 25 and December 31, 1992 and whose Account balances were transferred to the SpaceLabs Medical, Inc. Incentive Savings and Stock Ownership Plan ("SpaceLabs Plan") in connection with the spin-off of that plan from this Plan, such individual's Account balances as of the date of such transfer shall be payable from the SpaceLabs Plan and shall not be payable from this Plan.

7.2  Time of Benefit Commencement
     ----------------------------

     (a)  Benefit Commencement
          --------------------
          Benefits shall be paid as soon as practical following a request for benefit commencement and determination of the amount of payment under subparagraph (b) below. Participants and Beneficiaries may request benefit commencement as described below.

          (i)  Participant
               -----------
               A Participant who is eligible for benefits may request benefit commencement by written notice to the Committee. Benefits may commence at any time following Termination and on or before the April 1 following the year in which the Participant attains or would have attained age 70 1/2. If such a Participant fails to request benefit commencement, he or she shall be deemed to have requested that benefits commence on the April 1 following the year in which the Participant attains age 70 1/2.

          (ii) Beneficiary
               -----------
               A Beneficiary who is eligible for benefits may request benefit commencement by written notice to the Committee. Benefits for a spouse Beneficiary may commence at any time after the Participant's death and on or before the Participant's Normal Retirement Date, calculated
               as  if  he or  she  had  survived.    If  a  spouse
               Beneficiary fails to request benefit commencement, benefits shall commence on or immediately preceding
               the  April  1  following   the  calendar  year   in
               which the Participant would have attained age 65 if he or she had survived.

               Benefits for a non-spouse Beneficiary shall not be contingent on receipt of a written request for benefit commencement, but shall commence as soon as practical following the end of the month which coincides with or next follows the date of the Participant's death.

     (b)  Amount of Payment
          -----------------
          With the exception of amounts invested in the Company Stock Fund or the SpaceLabs Stock Fund, all distributions shall be in cash, and the amount distributed shall be based on the Account balance determined as of the last Valuation Date on which the Accounts were valued, adjusted for earnings and losses since such date.

          If stock is distributed from the Company Stock Fund or the SpaceLabs Stock Fund, the number of shares distributed shall be the number of whole shares in the Participant's Account as of the date of distribution, with any fractional shares paid in cash based on the average of the high and low selling price on the day preceding the date of distribution.

          If stock held in the Company Stock Fund or the SpaceLabs Stock Fund is distributed in cash, the amount distributed shall be based on the price at which the stock held in the Participant's Accounts is sold, or, if the stock held in the Participant's Accounts is not sold, the average of the high and low selling price on the day preceding the date of distribution.

          The value of a distribution of the portion of the Participant's Accounts invested in the Company Stock Fund or SpaceLabs Stock Fund that is invested in cash shall be based on the Account balance invested in cash as of the last Valuation Date on which the Accounts were valued.

     (c)  Small Benefits
          --------------
          Notwithstanding any election to commence benefits or lack thereof, the Committee shall distribute a benefit which is $3,500 or less at the time benefits commence, in a lump sum as soon as practical following Termination of employment, death or becoming Disabled, without Participant or Beneficiary consent.

7.3  Form of Payment
     ---------------

     (a)  Participant
          -----------
          If a Participant terminates Service and the value of his Accounts (to the extent vested) exceeds $3,500, (a) his Accounts shall only be distributed prior to the Participant's attainment of age 65 if the Participant consents to the distribution, and (b) whether or not the Participant has attained age 65, he may irrevocably elect to receive his interest in the Plan in the form of a:

          (i)  lump sum;

          (ii) five, ten or fifteen annual installments, to be paid in cash only, on or after attaining age 65; or

          (iii) with respect to the balance as of December 31, 1994 in a Participant's accounts, if any, that were transferred from the Interspec, Inc. 401(k)
               Retirement/Savings Plan, payments over a period certain in monthly, quarterly, semiannual, or annual cash installments.

          A Participant may not elect a period over which installment payments shall be made which is expected to exceed the joint life expectancy of the Participant and Beneficiary.

     (b)  Beneficiary
          -----------
          If the value of a deceased Participant's Accounts (to the extent vested) exceeds $3,500, the Beneficiary shall receive a lump sum payment unless the Beneficiary irrevocably elects in a written notice filed with the Committee no more than 30 days after the Participant's death to receive payment in the form of five annual
          installments,  to  be  paid in  cash  only.   A  spouse
          Beneficiary may elect five, ten or fifteen annual installments; provided, however, that such installments may not be paid over a period that extends beyond the life expectancy of the spouse Beneficiary and provided further that if distributions were deemed to have
          commenced    under   Section   7.2(a)(i)    before    a
          Participant's   death   (due   to   the   Participant's
          attainment of age 70 1/2), the remaining benefits will be distributed at least as rapidly as under the method of
          distribution  being  used  as  of  the  date   of   the
          Participant's death.

7.4  Distributions of Stock
     ----------------------

     (a)  Distribution From Company Stock Fund
          ------------------------------------
          If the vested portion of a Participant's Accounts invested in the Company Stock Fund consists of less than 50 shares, payment shall be made in cash only.

          If the vested portion of a Participant's Accounts invested in the Company Stock Fund consists of 50 or more shares, disbursements of the shares held in the Accounts shall be made in full shares of Company Stock to the extent possible, with the balance, if any, paid in cash, unless the Participant or Beneficiary directs that all of the vested Account balance in the Company Stock Fund be paid in cash.

     (b)  Distribution from SpaceLabs Stock Fund
          --------------------------------------
          If the vested portion of a Participant's Accounts invested in the SpaceLabs Stock Fund consists of less than 50 shares, distribution shall be made in cash only.

          If the vested portion of a Participant's Accounts invested in the SpaceLabs Stock Fund consists of 50 or more shares, disbursements from the SpaceLabs Stock Fund shall be made in full shares of common stock of SpaceLabs Medical, Inc. to the extent possible, with the balance, if any, paid in cash, unless the
          Participant or Beneficiary directs that all of the vested Account balance in the SpaceLabs Stock Fund be paid in cash.

7.5  Withdrawals Prior to Termination
     --------------------------------

     (a)  Time of Withdrawal
          ------------------
          A Participant may apply to the Committee for withdrawal of all or a portion of the following Accounts at the following times prior to Termination of employment. The withdrawn amount shall be paid as soon as practical following a request for withdrawal and determination of the amount of payment in accordance with (f) below.

     (b)  Withdrawal  of  After-tax Contributions and  Investment Earnings
          ----------------------------------------------------------------
          A Participant may withdraw 100% of the dollar amount of his or her After-tax Contribution Account or any portion thereof that is an integral multiple of $100.

          A Participant may not make more than two withdrawals under this Section 7.5(b) during any calendar year. No Company Matching Contributions will be made for two months following a withdrawal under this Section 7.5(b) unless the Participant has reached age 59 1/2.

     (c)  Withdrawal of Company Contributions and Related Investment Earnings
          -------------------------------------------------------------------
          A  Participant  who is 59 1/2 or has participated  in  the
          Plan   for  five  years,  who  has  withdrawn  (or   is
          simultaneously withdrawing) 100% of his or her After-tax Contribution Account (if any) and Rollover Account
          (if  any),  and  whose interest in his or  her  Company
          Matching and Supplemental Contribution Accounts is fully vested, may withdraw 100% of the balance in the Company Contribution Account or any portion thereof that is an integral multiple of $100. A Participant may not make more than one withdrawal under this Section 7.5(c) during any calendar year. No Company Matching Contributions will be made for 12 months following a withdrawal under this Section 7.5(c) unless the Participant has reached age 59 1/2.

     (d)  Withdrawal of Before-tax Contributions
          --------------------------------------
          A Participant may withdraw all or a portion of his or her Before-tax Contribution Account if he or she has reached age 59 1/2. A Participant may also apply for a
          hardship   withdrawal  from  his  or   her   Before-tax
          Contribution Account as provided in Section 7.6 below.

     (e)  Withdrawal of Rollover Contributions
          ------------------------------------
          A Participant may withdraw all or a portion of his or her Rollover Contribution Account.

     (f)  Withdrawal Procedure
          --------------------
          Withdrawals may be made as of the last day of any month by filing a notice in writing with the Committee at least 15 days after such date. Any amount withdrawn hereunder shall be paid in cash only, in a lump sum as promptly as possible after the applicable date.

          The amount distributed shall be based on the value of the Participant's Accounts on the effective date of the withdrawal, except that the amount of a withdrawal representing shares held in the Company Stock Fund or SpaceLabs Stock Fund shall be based on the price at which the shares are sold, or, if the shares are not sold, the average of the high and low selling price on the date preceding the date of the distribution.

     (g)  Investment Funds and Withdrawals
          --------------------------------
          A Participant who makes a partial withdrawal of any of his or her Accounts may request that the withdrawal be made from a specified fund or funds. Should the Participant's Account in the specified fund or funds prove to be inadequate to provide the amount of the required withdrawal, the remainder of the withdrawal shall be made from the Participant's Accounts in the other funds in an order of preference designated by the Participant. Should the Participant fail to designate a preference, the Trustee shall make the withdrawal from each of the funds on a pro-rata basis.

     (h)  Restrictions on Withdrawals by Early Terminees
          ----------------------------------------------
          In no event shall an Early Terminee be permitted to withdraw his Accounts prior to attaining age 65, unless he elects to withdraw 100% of his or her vested balance in all Accounts.

7.6  Hardship Withdrawal
     -------------------

     (a)  Amounts
          -------
          A Participant who has withdrawn (or is simultaneously withdrawing) 100% of his After-tax Contribution Account (if any), his Company Matching and Supplemental Contribution Accounts (if he is fully vested and therefore eligible to do so) and his Rollover Account (if any) may apply to the Committee for a hardship withdrawal prior to Termination of employment and age 59 1/2 of his or her:

          (i)  Before-tax Contribution Account balance as of
               December 31, 1988, and

          (ii) Before-tax Contributions after December 31, 1988, excluding earnings thereon.

          Provided however, that a Participant may not withdraw more than the amount necessary to meet the expense that causes hardship, and, in the event that a loan is outstanding, the amount specified above that exceeds the amount pledged as collateral for the loan.

     (b)  Availability
          ------------
          All hardship withdrawals are subject to Committee approval. A hardship withdrawal shall only be approved if it is for a specific type of expense and if it is necessary to satisfy such expense.

     (c)  Hardship Expenses
          -----------------
          Hardship withdrawals are available only to pay for the following expenses (including any penalties and taxes incurred as a result of the hardship distribution):

          (i) expenses for medical care described in Code Section 213(d) incurred by the Participant or his or her spouse or dependents (as defined in Code Section
               152), or amounts necessary for such person to obtain such medical care;

          (ii) purchase (excluding mortgage payments) of a principal residence for the Participant;

          (iii)tuition, related educational fees, and room and board expenses for the next twelve months of post-secondary education for the Participant, his or her spouse, children, or dependents;

          (iv) preventing eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence;

          (v) repair to the Participant's primary home to prevent decline in value;

          (vi) repair to the Participant's primary vehicle used for commuting to and from work;

          (vii) legal expenses incident to the divorce of the Participant and expenses of the Participant's establishing a new home after a divorce;

          (viii) expenses related to involuntary loss of employment or reduction of work hours by the Participant's spouse; and

          (ix) expenses of debt consolidation.

          A hardship withdrawal will be available for an expense listed in (v) through (ix) above only if the expense constitutes an immediate and heavy financial need.

     (d)  Determination of Necessity
          --------------------------
          A distribution shall be deemed to be necessary to satisfy an expense described in 7.6 above if both of the following requirements are satisfied:

          (i) the distribution is not in excess of the amount of such expense (including any excise tax or income tax liability arising from the distribution); and

          (ii) the Participant has obtained all distributions (other than hardship distributions), and all nontaxable loans currently available under all plans maintained by the Participating Company.

     (e)  Other Requirements
          ------------------
          A hardship distribution shall be deducted first from the category of available amounts described in (a)(ii) herein and then from the category of available amounts described in (a)(i) herein.

          The  Participant  shall enter into a written  agreement
          not to make or elect Before-Tax or After-Tax contributions to this or any other qualified retirement plan or non-qualified deferred compensation plan maintained by the Company for twelve (12) months after a hardship withdrawal. Following a 12-month suspension, the Participant may resume contributions pursuant to Section 3.2. In addition, the Participant may not make a Before-tax Contribution to the Plan or any other Section 401(k) plan maintained by the Company for the Participant's taxable year immediately following the taxable year of the hardship withdrawal, in excess of Before-tax Contributions allowable in
          Section 3.1 for the next taxable year less the amount of such Participant's Before-tax Contributions for the taxable year of the hardship withdrawal.

          Notwithstanding the foregoing, a Participant whose contributions have been suspended for twelve months due to a hardship withdrawal shall be deemed to be an Eligible Employee for purposes of the ADP test in
          Section 3.4, ACP test in Section 4.3, and multiple use test in Section 4.4.

7.7  Beneficiary Designation
     -----------------------

     If   payments  are  made  to  a  designated  Beneficiary  in
     reasonable reliance on (i) a written statement by the Participant that he or she was not married, or (ii) a spousal consent that appeared to conform to the requirement in Section 1.5, or (iii) evidence that the spouse could not be located at the time of the Beneficiary designation, then, to the extent of such payments, the Plan shall have no liability to a spouse.

7.8  Loans
     -----

     (a)  General
          -------
          A Participant who is a "party-in-interest" under ERISA may apply to the Committee for a loan from his or her vested Accounts, other than the Participant's Company Matching Contribution Account and other than amounts invested in the Company Stock Fund and the SpaceLabs Stock Fund. The Committee has authority to administer all loans, and shall administer loans in a manner that does not discriminate in favor of Highly Compensated Employees, officers or shareholders. The Committee shall approve all loans that meet the requirements set forth in this section.

          For  recordkeeping purposes, the loan amount  shall  be
          deducted  from  the  Participant's  Accounts   in   the
          following order:

          (i)  from the Rollover Account;

          (ii) from the After-tax Contribution Account; and

          (iii) from the Before-tax Contribution Account.

          In the event that the amount in an Account exceeds the amount needed to fund the loan and the Account is invested in more than one fund, the loan amount shall be deducted from the investment funds in which the Account is invested (other than the Company Stock Fund and the SpaceLabs Stock Fund) in the same proportion that the Account is invested in each fund.

          Only one loan may be outstanding at any time, and all loans must be secured by the Participant's Accounts.

          A Participant must submit a loan request to the Committee. Loan documents, including a promissory note, will be provided to the Participant in response to the loan request. A loan request expires 30 days after it is made. If the loan request is not approved before it expires, the Participant may make another loan request. Loan proceeds shall not be dispersed unless a promissory note, authorization of payroll deduction of loan repayments, consent of the Participant's spouse (if any), and any other loan documents in the form approved by the Committee are executed by the Participant and the Participant's spouse (if any).

     (b)  Loan Fee
          --------
          A loan fee of $100 will be charged for each loan to pay the Plan's cost of administering loan repayments. The loan fee will be added to the amount of the loan.

     (c)  Hardship Loan
          -------------
          In no event shall a loan be approved unless the loan is for the payment of one or more of the hardship expenses listed in Section 7.6, and the amount of the loan does not exceed the amount necessary to satisfy the hardship expense and to pay the loan fee.

     (d)  Minimum and Maximum Loan Amounts
          --------------------------------
          The minimum amount which may be borrowed is $1,000. In no event shall a loan at the time it is made, when added to the outstanding balance of any other loans from any Employer-sponsored plan, exceed the lesser of:

          (i) 50 percent of the total vested Account balance as of the Valuation Date immediately preceding the date of the loan application;

          (ii) $50,000 reduced by the excess (if any) of:

               (1) the highest outstanding loan balance during the one-year period ending on the day before the date on which the current loan is made; over

               (2) the outstanding loan balance (if any) on the date on which the current loan is made; or

               (3) 100 percent of the total vested Account balance invested in funds other than the Company Stock Fund and SpaceLabs Stock Fund.

     (e)  Repayments
          ----------
          The Participant may elect to repay the loan over any whole-year term which does not exceed 5 years; except that the term for a loan used to purchase a primary residence for the Participant may be as long as 20 years.

          Once the loan is made, the repayment term may not be changed, provided however, that the Participant may elect to prepay the full outstanding loan balance at any time during the repayment term. All loans shall be repaid in level payments in an amount no less than $12.50, and except as otherwise provided in this Section, shall be made through payroll deduction each pay period until the loan is repaid. Loan repayments are due each pay period and are considered made when received by the Plan. Payroll deductions shall commence with the first pay period following the loan distribution. New financing or refinancing of an outstanding loan is not permitted.

          Loan repayments for a Participant:

          (i)  who is on an approved, unpaid leave of absence;

          (ii) who dies, or

          (iii) whose employment terminates involuntarily due to layoff or reduction in force shall be suspended, provided that the period of suspension does not exceed one year and does not exceed the maximum repayment period stated above. Upon return to Service following a period of loan repayment suspension, the remaining loan balance shall be reamortized over the remaining loan period, and the amount of the remaining repayments shall be adjusted accordingly.

          Each repayment shall be credited to each Account of the Participant in the same proportion that amounts were deducted from each Account to fund the loan.
          Repayments will be invested in the investment funds (other than the Company Stock Fund and the SpaceLabs Stock Fund) in the same manner as new contributions are invested. If new contributions are not being made, the Participant will be required to direct investment of the loan repayments pursuant to Section 6.

     (f)  Interest Rate
          -------------
          A fixed reasonable rate of interest shall be charged for the term of the loan. The interest rate shall be the prime corporate lending rate offered by local commercial lending institutions on the day on which the loan request is made; provided that the completed loan documents are received by the Committee no later than 30 days after the date of the loan request.
          Notwithstanding the preceding sentence, if the Committee determines that such rate is not reasonable, the interest rate shall be another rate which the

          Committee determines is reasonable considering the prevailing interest rate charged on similar commercial loans by persons in the business of lending money, current economic conditions, and the facts and circumstances of the loan application.

          In the event the reasonable interest rate determined by the Committee under the preceding paragraph would violate state usury laws, the Committee shall deny the loan application.

     (g)  Default
          -------
          A loan shall be in default if:

          (i) a loan repayment remains unpaid for thirty (30) days after the due date for the repayment;

          (ii) the Participant's pay is insufficient during any pay period to cover the entire amount of the loan repayment;

          (iii) the Participant revokes the authorization for payroll deduction of loan repayments; or

          (iv) distribution to an alternate payee pursuant to a Qualified Domestic Relations Order under Section
               11.9 of any amount that secures the outstanding loan balance as of the date of distribution.

          If a loan is in default, the outstanding loan balance becomes immediately due and payable in full, and the Plan shall foreclose upon the Participant's Account balance to the extent of the outstanding loan balance as of the earliest date on which the Participant is eligible for a distribution from the Plan. The outstanding loan balance shall be treated as a distribution for federal income tax purposes for the year in which the default occurs.

7.9  Directed Rollovers
     ------------------

     (a)  General Rule
          ------------
          A Participant, spouse Beneficiary or former spouse alternate payee (each referred to as a "distributee") who is entitled to or elects a lump sum distribution or annual installments over a period of less than ten (10) years or obtains a hardship withdrawal may direct the Committee to pay part or all of the benefit to a trustee or custodian of another employer's qualified plan which accepts such directed rollovers or an individual retirement account (IRA), subject to the following provisions:

          (i) a distributee may only direct such a rollover if the expected benefit payment during the Plan Year is $200 or more;

          (ii) a distributee may not request a directed rollover of an amount distributed due to the minimum required distribution provision under Section 11.6(b);

          (iii) the rollover of a distribution may only be directed to no more than two (2) qualified plans, two (2) IRAs, or one (1) IRA and one (1) qualified plan;

          (iv) a distributee may direct the rollover of a portion of the distribution and elect to receive the remaining portion of a distribution only if the rollover amount is at least $200;

          (v) a distributee may not elect a direct rollover of an outstanding loan balance which is treated as distributed upon termination of the Participant's employment, or in the event of default;

          (vi) a rollover direction regarding installments shall apply to all installments, unless the direction is changed by the distributee;

          (vii) a spouse Beneficiary or a former spouse alternate payee may direct a rollover under the same terms and conditions as a Participant, except that a spouse Beneficiary may only direct a rollover to an IRA; and

          (viii) a distributee provides the information or documentation reasonably requested by the Committee.

     (b)  Notice to Participants
          ----------------------
          The Committee shall furnish each Participant, Beneficiary and alternate payee eligible for a directed rollover under this Section with a written explanation of the directed rollover opportunity and related withholding consequences of not choosing a directed rollover within a reasonable period (at least thirty (30) but not more than ninety (90) days) prior to the Annuity Starting Date; provided, however, that the notice recipient may waive in writing the thirty
          (30) day period.

                                   SECTION 8

                                    VESTING


8.1  Vesting
     -------

     (a)  Participant Before-tax Contribution Account, After-tax
          ------------------------------------------------------
          Contribution Account and Rollover Account
          -----------------------------------------
          Each    Participant   shall   have   a   100%   vested,
          nonforfeitable   right  to  his   or   her   Before-tax
          Contribution Account, After-tax Contribution Account and Rollover Account.

     (b)  Company Matching and Supplemental Contribution Accounts
          -------------------------------------------------------
          Each Participant shall earn a vested, nonforfeitable right to his or her Company Matching Contribution Account and Supplemental Company Contribution Account based on his or her Period of Service multiplied by the appropriate vesting percentage in accordance with the following table:

                    Period of Service   Percent Vested
                    -----------------   --------------
                    Less than 1 year    0%
                    1 year              20%
                    2 years             40%
                    3 years             60%
                    4 years             80%
                    5 years or more     100%

          Notwithstanding the preceding, a Participant who had completed, as of July 1, 1991, at least three Years of Service with Interspec, Inc. shall have a 100 percent vested nonforfeitable right to his or her Company Matching Contribution Account. For purposes of the preceding sentence "Years of Service" has the same meaning as the term is defined under the Interspec, Inc. 401(k) Retirement/Savings Plan.

          In addition, each Participant shall have a 100% vested, nonforfeitable right to his or her Company Matching Contribution Account and Supplemental Company Contribution Account upon death, becoming Disabled, or attainment of his or her Normal Retirement Date, provided he or she is an Employee on such date.

          In the event the Participant has received a prior distribution from his or her Company Matching or Supplemental Contribution Accounts, the vested portion of the Account balance (including the amount which may yet be restored pursuant to Section 8.2) following the distribution shall be determined by application of the following formula:

                               X = P(AB+D) - D;

          where X equals the vested amount; P equals the Employee's vested interest in the Company Matching Contribution Account or Supplemental Company Contribution Account at the time of subsequent distribution; AB equals the balance of the Account at the time of subsequent distribution; and D equals the amount previously distributed from the Company Matching or Supplemental Contribution Account.

          Notwithstanding the foregoing, this formula does not apply if the Participant has repaid the prior distribution pursuant to Section 8.3(b). Also, the formula does not apply if the prior distribution may not be repaid because the Participant has incurred five or more consecutive one year Periods of Severance, or because five years or more have elapsed since the date of reemployment.

8.2  Forfeitures
     -----------

     If a Participant terminates Service and is not fully vested in his or her Accounts attributable to Company Contributions in accordance with Section 8.1(b), the Participant shall forfeit his or her unvested interest in such Accounts as of the last day of the month during which his or her Service terminated. Amounts held in a Participant's Accounts attributable to Company Contributions which are thus forfeited shall be applied first to restore Accounts as provided below, and then to reduce subsequent contributions by the Participant's Participating Company, based on the Current Market Value of such shares as of the date forfeited, where applicable, provided, however, if the Plan should be terminated, or contributions thereunder permanently discontinued, an amount not previously so applied shall be credited on a pro-rata basis to the Accounts of all Participants in the Company Stock Fund. Each year the Committee shall determine in its sole discretion whether forfeitures shall be applied to reduce Company Matching Contributions or Supplemental Contributions or both.

     If such Participant returns to Service before suffering five consecutive one year Periods of Severance, the amount forfeited shall be restored as of the last day of the Plan Year in which the Participant returns to Service and repays in full any prior distribution, if any, according to Section 8.3.

     Assets to restore amounts forfeited shall be taken first from current forfeitures. In the event that current year forfeitures are inadequate to fully reinstate the Account, the Participating Company shall make a contribution in addition to the contributions required under Section 4.1 equal to the balance necessary to fully reinstate the Account.

8.3  Reemployment
     ------------

     (a)  Periods of Service
          ------------------
          If a Terminated Employee later becomes a Participant again following reemployment, all Periods of Service before and after the Period of Severance shall be taken into account in determining the Participant's vested interest in the Company Matching and Supplemental Contribution Accounts established upon reemployment.

     (b)  Repayment
          ---------
          If a Participant forfeited a portion of his or her Company Matching and Supplemental Contribution Accounts upon termination and he or she returns to Service after receiving a distribution and prior to incurring a five-year Period of Severance, the Participant may elect to repay the amount previously distributed from his or her
          Company    Matching   and   Supplemental   Contribution
          Accounts. Such Participant may elect to repay his or her prior distribution before five years after the date
          of   reemployment.   The  forfeited  amount  shall   be
          restored upon such repayment pursuant to Section 8.2. Amounts repaid shall be 100% vested and shall be invested in accordance with Section 6.3. Such amounts
          shall   be   held   in   the  Participant's   After-tax
          Contribution Account if they are repaid with After-Tax amounts, and shall be held in the Participant's Before-Tax Contribution Account if they are repaid with Before-Tax amounts transferred or rolled over from another qualified plan or IRA.

     (c)  Restoration of Forfeitures
          --------------------------
          If a Participant forfeited a portion of his or her Company Matching and Supplemental Contribution Accounts but did not receive a distribution of the vested portion of such Accounts prior to reemployment, and he or she returns to Service prior to incurring a five-year Period of Severance, the forfeited amount shall be reinstated as of the last day of the Plan Year in which reemployment occurs.

8.4  Suspension of Installment Payments
     ----------------------------------

     In the event that any person shall resume Service after a previous termination of Service, installment payments being made to him (if any) shall be suspended. In the event of such suspension, the amount held in his Accounts at the time of his resumption of Service shall remain to his credit on a fully vested basis, notwithstanding any other provision in the Plan to the contrary.

                                   SECTION 9

                          LIMITATION ON CONTRIBUTIONS


9.1  Maximum Annual Contribution to the Plan
     ---------------------------------------

     For purposes of this Section 8, the Company and any Affiliated Companies shall be considered a single employer, to the extent required by the Code.

     (a)  Primary Rule
          ------------
          Notwithstanding any other Plan provision to the contrary, the Annual Additions to a Participant's
          Accounts in this Plan and any other defined contribution plan maintained by the Company shall not exceed the lesser of (i) $30,000 (or 25% of the Code
          Section 415 defined benefit dollar limitation if greater), or (ii) 25% of the Participant's Compensation.

     (b)  Annual Additions Defined
          ------------------------
          For purposes of Section 8, the term "Annual Additions" for any Participant in any Plan Year means the sum of:

          (i) the amount of Company Contributions and Participant Before-Tax and After-tax Contributions allocated to a Participant's Accounts;

          (ii) forfeitures allocated to the Participant's Accounts; and

          (iii) with respect only to the $30,000 limitation, amounts attributable to retiree medical benefits on behalf of a key Employee in a separate account in a welfare fund subject to Code Section 419A.

     (c)  Cost-of-Living Adjustment
          -------------------------
          The $30,000 (or 25% of the Code Section 415 defined benefit dollar limitation if greater) limit prescribed above shall be automatically adjusted for cost-of-living increases, to the maximum permissible dollar limitation determined by the Commissioner of Internal Revenue. The dollar amount applicable in computing the maximum contribution for any Participant shall be the dollar amount in effect for the calendar year in which the contribution is made.

     (d)  Remedy
          ------
          If for any Plan Year the Annual Additions exceed the foregoing limitations because of a reasonable error in determining the amount of a Participant's Before-tax Contributions, the Plan Administrator shall distribute the amount of Before-tax Contributions in excess of the limits. If the Annual Additions exceed the limits for any other reason, the Company shall allocate the
          excess to a suspense account.  The suspense account
          shall be credited with  investment earnings  and losses
          as of each  Valuation  Date  in  the  same   manner  as
          Participant Accounts pursuant  to  Section  5.3.   Such
          suspense account is for accounting purposes only and shall remain in the Trust Fund to be reallocated as provided
          below.   Contents  of  the suspense  account  shall  be
          allocated  to  the  affected Participant's  Account  in
          subsequent   years  when  that  can  be  done   without
          exceeding the limitations of this Section 9.1. So long as any amount remains in the suspense account, the Company shall not contribute to the Plan any amount which would cause an additional allocation to the suspense account. In the event the Participant ceases to be a Participant when any amount remains in a suspense account, such amount shall be reallocated to active Participants as of the end of the Plan Year following the calendar year in which he or she ceases to be a Participant. In the event the Plan terminates before any amount remaining in the suspense account has been fully allocated to Participant Accounts, the balance of the suspense account shall be distributed to the Company.

          If  any  Participant is also a participant  in  another
          employee retirement plan that (a) is a defined contribution plan within the meaning of section 414(i) of the Code and (b) is sponsored by the Company or an Affiliated Company, the foregoing limitations shall be applied on an aggregate basis. Any reduction required to conform to such limitations shall first be made (pro rata) in contributions by the Participant under the plans involved; and a pro-rata reduction shall then be made in the contributions by the Affiliated Companies (including forfeitures) allocable to the Participant under the plans involved.

9.2  Additional Limitation Relating to Defined Benefit Plans
     -------------------------------------------------------

     (a)  Primary Rule
          ------------
          For Participants who participate in this Plan and a defined benefit plan maintained by the Company, the sum of (1) and (2) below for any calendar year may not exceed 1.0, as determined by the Committee.

          (i) The defined benefit plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

               (1) The projected annual benefit, (determined by projecting service, but not earnings, to normal retirement age) of the Participant under the Plan determined as of the close of the year.

               (2) The lesser of: (a) 1.25 multiplied by the dollar limitation in effect for defined benefit plans under Section 415 of the Code for such year, or (b) 1.4 multiplied by 100% of the Participant's average annual Compensation from the Company for the consecutive calendar years (not in excess of three such years) during which he was an active Participant in the Plan and for which such average is highest.

          (ii) The defined contribution plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

               (1) The sum of the Annual Additions to the Participant's Accounts for the current year, as of the close of the year, and for all prior years from and after the Employment Commencement Date.

               (2) The sum of the lesser of the following amounts for such year and for each prior year of Service with the Company (regardless of whether a plan was in existence during those years): (a) 1.25 multiplied by the dollar limitation in effect for defined contribution plans under Section 415 of the Code for such year, or (b) 1.4 multiplied by 25% of a Participant's Compensation for such year.

     (b)  Remedy
          ------
          If such sum exceeds 1.0, the Annual Additions to this defined contribution Plan shall be reduced to the extent necessary to satisfy the limitations of this section.

                                  SECTION 10

                             TOP HEAVY PROVISIONS


10.1 Scope
     -----

     Notwithstanding any Plan provision to the contrary, for any Plan Year in which the Plan is Top Heavy within the meaning of Section 416(g) of the Code, the provisions of this
     Section 10 shall govern to the extent they conflict with or specify additional requirements to the Plan provisions governing Plan Years which are not Top Heavy.

10.2 Top Heavy Status
     ----------------

     (a)  Top Heavy
          ---------
          This Plan shall be "Top Heavy" if, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees, or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits or the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group, determined in accordance with Code Section 416(g) and regulations thereunder.

          The Present Value of Accrued Benefits and/or Aggregate Account balance of a Participant who was previously a Key Employee but is no longer a Key Employee (or his or her Beneficiary), shall not be taken into account for purposes of determining Top Heavy status. Further, a Participant's Present Value of Accrued Benefits and/or Aggregate Account balance shall not be taken into account if he or she has not performed services for the Affiliated Companies at any time during the five year period ending on the Determination Date.

     (b)  Super Top Heavy
          ---------------
          This  Plan  shall be "Super Top Heavy" if,  as  of  the
          Determination Date, (1) the Present Value of Accrued Benefits of Key Employees, or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits or the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

     (c)  Determination Date
          ------------------
          Whether the Plan is Top Heavy for any Plan Year shall be determined as of the Determination Date. "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

     (d)  Valuation Date
          --------------
          "Valuation Date" means, for purposes of determining Top
          Heaviness,  the  Determination  Date  instead  of   the
          meaning set forth in Section 1.

     (e)  Aggregate Account
          -----------------
          "Aggregate   Account"  means,   with   respect   to   a
          Participant, the sum of:

          (i)  his or her account balances as of the Valuation Date;

          (ii) contributions after the Valuation Date due as of the Determination Date;

          (iii) distributions prior to the Valuation Date, made during the Plan Year that contains the Determination Date and the four preceding Plan Years.

     (f)  Present Value of Accrued Benefits
          ---------------------------------
          The "Present Value of Accrued Benefits" with respect to a defined benefit plan shall be based upon the
          Participant's accrued benefits and the actuarial assumptions as determined under the provisions of the applicable defined benefit plan.

     (g)  Key Employee
          ------------
          "Key Employee" means an Employee or former Employee (and his or her Beneficiaries) who, at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years, is included in one of the following categories as within the meaning of
          Section   416(i)(l)   of  the  Code   and   regulations
          thereunder:

          (i) an officer of the Company whose annual aggregate Compensation from the Affiliated Companies exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A) ($62,500 for the Plan Year ending in 1997), provided that no more than 50 Employees shall be considered officers, or if less, the greater of 10% of the Employees or three (3),

          (ii) one of the ten (10) Employees owning the largest interest in the Company who owns more than a 0.5% interest of the Company, and whose annual aggregate Compensation from the Affiliated Companies exceeds the dollar limitation under Section 415(c)(1)(A) of the Code ($30,000 for the Plan Year ending in 1997).

          (iii) an Employee who owns more than 5% of the Company, or

          (iv) an Employee who owns more than 1% of the Company with annual aggregate Compensation from the Affiliated Companies that exceeds $150,000.

     (h)  Aggregation Group
          -----------------
          "Aggregation Group" means the group of plans that must be considered as a single plan for purposes of determining whether the plans within the group are Top Heavy (Required Aggregation Group), or the group of plans that may be aggregated for purposes of Top Heavy testing (Permissive Aggregation Group). The Determination Date for each plan must fall within the same calendar year in order to aggregate the plans.

          (i) The Required Aggregation Group includes each plan of the Affiliated Companies in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Affiliated Companies which, during this period, enables any plan in which a Key Employee participates to meet the minimum participation standards or non-discriminatory contribution requirements of Code Sections 401(a)(4) and 410.

          (ii) A Permissive Aggregation Group may include any plan sponsored by an Affiliated Company, provided the group as a whole continues to satisfy the minimum participation standards and non-discriminatory contribution requirements of Code Sections 401(a)(4) and 410.

          Each plan belonging to a Required Aggregation Group shall be deemed Top Heavy, or non-Top Heavy in accordance with the group's status. In a Permissive Aggregation Group that is determined Top Heavy only those plans that are required to be aggregated shall be Top Heavy. In a Permissive Aggregation Group that is not Top Heavy, no plan in the group shall be Top Heavy.

10.3 Minimum Contribution
     --------------------

     (a)  General Rule
          ------------
          For any Plan Year in which the Plan is Top Heavy, the total Company contribution under Section 4.1 and any forfeitures allocated to any non-key Participant's account shall not be less than 3% of such Participant's Compensation. Participant contributions under Section 4.1(a) are not considered when determining whether this 3% requirement is satisfied. However, in the event the Company contributions and forfeitures allocated to each Key Employee's account do not exceed 3% of his or her Compensation, such Company contributions and forfeitures for non-Key Employees are only required to equal the highest percentage of Compensation, including Participant Before-tax Contributions under Section

          4.1(a), allocated to any Key Employee's accounts for that Plan Year under any defined contribution plans sponsored by the Affiliated Companies.

          The minimum contribution must be made on behalf of all non-Key Participants who are employed on the last day of the Plan Year including non-Key Employees who (1) failed to complete a year of service, or (2) declined to make any mandatory contributions to the Plan or enter a salary deferral agreement.

     (b)  Special Two Plan Rule
          ---------------------
          Where this Plan and a defined benefit plan belong to an Aggregation Group that is determined Top Heavy, the minimum contribution required under paragraph (a) above shall be increased to 5%.

10.4 Limitation to Annual Additions in Top Heavy Plan
     ------------------------------------------------

     For any Top Heavy Plan Year in which the Company does not make the extra minimum allocation provided below, 1.0 shall replace the 1.25 factor found in the denominators of the defined benefit and defined contribution plan fractions for purposes of calculating the combined limitation on benefits under a defined benefit and defined contribution plan pursuant to Section 415(e) of the Code (see Section 9.3).

     If this Plan is Top Heavy, but is not Super Top Heavy, the above referenced fractions shall remain unchanged provided the Company makes an extra minimum allocation for non-Key Participants. The extra allocation (in addition to the minimum contribution set forth in Section 10.3) shall equal at least one percent (1%) of a non-Key Participant's compensation (or 2 1/2% if Section 10.3(b) applies).

10.5 Vesting
     -------

     For any Top Heavy Plan Year, a Participant's Accounts shall remain subject to the vesting provisions in Section 8.1.

                                  SECTION 11

                          ADMINISTRATION OF THE PLAN


11.1 Plan Administrator
     ------------------

     The Plan Administrator and named fiduciary shall be the Company. The Compensation Committee of the Board of Directors shall appoint a Committee composed of one or more persons which shall carry out the general administration of the Plan. Every member of the Committee shall be deemed a fiduciary. No Committee member who is an Employee shall receive compensation with respect to his or her service on the Committee. Any member of the Committee may resign by delivering written resignation to the Compensation Committee of the Board of Directors and to the Committee. The Compensation Committee of the Board of Directors may remove or replace any member of the Committee at any time.

11.2 Organization and Procedures
     ---------------------------

     The Compensation Committee of the Board of Directors shall designate a chairman from the members of the Committee. The Committee shall appoint a secretary, who may or may not be a member of the Committee. The secretary shall have the primary responsibility for keeping a record of all meetings and acts of the Committee and shall have custody of all documents, the preservation of which shall be necessary or convenient to the efficient functioning of the Committee. The chairman of the Committee shall be the agent of the Plan for service of process. All reports required by law may be signed by the chairman or another member of the Committee designated by the Committee, on behalf of all members of the Committee.

     The Committee shall act by a majority of its members in office, and such actions may be taken by a vote at a meeting or in writing without a meeting. The Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs.

11.3 Duties and Authority of Committee
     ---------------------------------

     (a)  Administrative Duties
          ---------------------
          The Committee shall administer the Plan in a non-discriminatory manner for the exclusive benefit of Participants and their Beneficiaries. The Committee shall perform all such duties as are necessary to supervise the administration of the Plan and to control its operation in accordance with the terms thereof, including, but not limited to, the following:

          (i) Make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan, including authorizing an Interactive Voice Response System in addition to or in lieu of written notification required under the Plan;

          (ii) Interpret the provisions of the Plan and resolve any question arising under the Plan, or in connection with the administration or operation thereof;

          (iii) Make all determinations affecting the eligibility of any Employee to be or become a Participant, Beneficiary or alternate payee pursuant to a domestic relations order (including determining the qualified status of a domestic relations order);

          (iv) Determine eligibility for and amount of retirement benefits for any Participant;

          (v) Authorize and direct the Trustee with respect to all disbursements of benefits under the Plan;

          (vi) Employ and engage such persons, counsel and agents and to obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provisions of the Plan;

          (vii) Delegate and allocate specific responsibilities, obligations and duties imposed by the Plan to one or more Employees, officers, or such other persons as the Committee deems appropriate.

     (b)  Investment Authority
          --------------------
          The Committee shall have responsibility and authority with respect to the management, acquisition, disposition or investment of Plan assets to the extent such responsibility and authority is not delegated to an Investment Manager or Trustee. Participants directing investment of their Accounts among the available investment funds shall have responsibility and authority for such investment of their Accounts to the extent provided by law.

     (c)  General Authority
          -----------------
          The Committee shall have all powers necessary or appropriate to carry out its duties, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits. Any interpretation or construction of or action by the Committee with respect to the Plan and its administration shall be conclusive and binding upon any and all parties and persons affected hereby, subject to the exclusive appeal procedure set forth in
          Section 11.7.

     (d)  Amendment Authority
          -------------------
          The Committee shall have responsibility and authority to approve documents for the Plan and to approve amendments that may be required to the Plan from time to time to keep the Plan in compliance with relevant law or to facilitate the administration of the Plan. The Chairman of the Committee is authorized to execute any such documents or amendments on behalf of the Company.

11.4 Expenses
     --------

     No member of the Committee shall receive any compensation for his services as such. However, all expenses incurred by the Committee in carrying out its responsibilities hereunder (including any bond or other security required for any member in any jurisdiction) shall be paid by the Plan unless such amounts are paid by the Company. Brokerage commissions, transfer taxes and other charges and expenses in connection with the purchase or sale of securities shall be added to the cost of such securities or deducted from the proceeds thereof, as the case may be. A five dollar administrative charge shall be deducted each month from each Early Terminee's Account. All other costs and expenses incurred in administering the Plan shall be paid by the Plan unless such amounts are paid by the Participating Companies.

11.5 Bonding and Insurance
     ---------------------

     To the extent required by law, every Committee member, every fiduciary of the Plan and every person handling Plan funds shall be bonded. The Committee shall take such steps as are necessary to assure compliance with applicable bonding requirements. The Committee may apply for and obtain fiduciary liability insurance insuring the Plan against damages by reason of breach of fiduciary responsibility at the Plan's expense and insuring each fiduciary against liability to the extent permissible by law at the Company's expense.

11.6 Commencement of Benefits
     ------------------------

     (a)  Conditions of Payment
          ---------------------
          Benefit payments under the Plan shall not be payable prior to the fulfillment of the following conditions:

          (i) the Committee has been furnished with such applications, consents, proofs of birth, address, form of benefit election, spouse consent if required, and other information the Committee deems necessary;

          (ii) the Participant is eligible to receive benefits under the Plan as determined by the Committee.

          The amount of benefit payable to a Participant or Beneficiary shall be determined under the terms of the Plan in effect at the time the Participant Terminates employment. The time benefits commence to a Participant or Beneficiary and the form of payment shall be determined under the terms of the Plan in effect at the time benefits commence.

     (b)  Commencement of Payment
          -----------------------
          Unless a Participant elects otherwise, the payment of benefits shall commence no later than 60 days after the end of the Plan Year in which the latest of the following occurs:

          (i)  the date the Participant attains age 65,

          (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or

          (iii) the Participant Terminates employment with the Company,

          provided that payments shall not commence later than April 1 following the calendar year in which the Participant attains age 70 1/2, regardless of whether he or she remains in Service after that date (unless the Participant attained age 70 1/2 prior to January 1, 1988, and was not a 5% owner at any time after age 66 1/2, in which case payments shall commence no later than upon termination of employment). The amount of any payments required following age 70 1/2 or Termination shall at least satisfy the minimum required distribution amount
          under   Code   Section  401(a)(9)(A)(ii)  and   related
          regulations.

          If the information required in subparagraph (a) above is not available prior to such date, the amount of payment required to commence will not be ascertainable. In such event, the commencement of payments shall be delayed until no more than 60 days after the date the amount of such payment is ascertainable.

11.7 Appeal Procedure
     ----------------

     (a) A claim for benefit payment shall be considered filed when an application form is submitted to the Committee.

     (b)  Notice of Denial
          ----------------
          Any time a claim for benefits is wholly or partially denied, the Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such action within 90 days after the claim is filed, unless special circumstances require an extension of time for processing. If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 90 day period. The extension shall not exceed 180 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

     (c)  Right to Request Review
          -----------------------
          Any  person who has had a claim for benefits denied  by
          the Committee, or is otherwise adversely affected by action of the Committee, shall have the right to request review by the Committee. Such request must be in writing, and must be made within 60 days after such person is advised of the Committee's action. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

     (d)  Review of Claim
          ---------------
          The Committee shall then review the claim. It may hold a hearing if it deems it necessary and shall issue a written decision reaffirming, modifying or setting aside its former action within 60 days after receipt of the written request for review, or 120 days if special circumstances, such as a hearing, require an extension. The Claimant shall be notified in writing of any such extension within 60 days following the request for review. A copy of the decision shall be furnished to the Claimant. The decision shall set forth its reasons and pertinent plan provisions on which it is based. The decision shall be final and binding upon the Claimant and the Committee and all other persons involved.

11.8 Plan Administration - Miscellaneous
     -----------------------------------

     (a)  Limitations on Assignments
          --------------------------
          Benefits under the Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. The interest of a Participant in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process, except as provided in Section 11.9 relating to Domestic Relations Orders, or otherwise permitted by law.

          Notwithstanding   the   above,   any   Participant   or
          Beneficiary who is to receive a distribution from the Plan in shares of Company Stock may, subject to the provisions or Treasury Regulations Section 1.401(a)- 13(e), make a revocable election that such stock be issued jointly (with the right of survivorship) to him and his spouse; provided, however, that no such election shall be  effective  until the Participant's or Beneficiary's
          spouse   files  a  written  acknowledgment   with   the
          Committee,  in  accordance  with  Treasury  Regulations
          Section 1.401(a)-13(e)(2),   stating that  such  spouse
          has  no enforceable   right in, or to, any Plan benefit
          (except to the extent of payments actually received).

     (b)  Masculine and Feminine, Singular and Plural
          -------------------------------------------
          Whenever  used  herein,  pronouns  shall  include   the
          opposite gender, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

     (c)  No Additional Rights
          --------------------
          No person shall have any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment of the Plan, the establishment of Participant Accounts nor any action of the Company or the Committee shall be held or construed to confer upon any person any right to be continued as an Employee, or, upon dismissal, any right or interest in the Trust Fund other than as herein provided. The Company expressly reserves the right to discharge any Employee at any time.

     (d)  Governing Law
          -------------
          This   Plan  shall  be  construed  in  accordance  with
          applicable federal law and the laws of the State of Washington.

     (e)  Disclosure to Participants
          --------------------------
          Each  Participant  shall  be  advised  of  the  general
          provisions of the Plan and, upon written request addressed to the Committee, shall be furnished any information requested regarding the Participant's status, rights and privileges under the Plan as may be required by law.

     (f)  Income Tax Withholding Requirements
          -----------------------------------
          Any retirement benefit payment made under the Plan will be subject to any applicable income tax withholding requirements. For this purpose, the Committee shall provide the Trustee with any information the Trustee needs to satisfy such withholding obligations and with any other information that may be required by regulations promulgated under the Code.

     (g)  Severability
          ------------
          If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

     (h)  Facility of Payment
          -------------------
          In the event any benefit under this Plan shall be payable to a person who is under legal disability or is in  any  way incapacitated so as to be unable to
          manage his or her financial affairs, the Committee may direct payment of such benefit to a duly appointed guardian, committee or other legal representative of such person
          or   in   the   absence   of  a   guardian   or   legal
          representative, to a custodian for such person under a Uniform Gift to Minors Act or to any relative of such person by blood or marriage, for such person's benefit.
          Any payment made in good faith pursuant to this provision shall fully discharge the Company and the Plan of any liability to the extent of such payment.

     (i)  Correction of Errors
          --------------------
          Any Company contribution to the Trust Fund made under a mistake of fact (or investment proceed of such contribution if a lesser amount) shall be returned to the Company within one year after payment of the contribution.

          In the event an incorrect amount is paid to a Participant or Beneficiary, any remaining payments may be adjusted to correct the error. The Committee may take such other action it deems necessary and equitable to correct any such error.

     (j)  Missing Persons
          ---------------
          In the event a distribution is required to commence under Section 7.2 and the Participant or Beneficiary cannot be located, the Participant's Account shall be forfeited on the last day of the Plan Year following the Plan Year in which distribution was supposed to commence. Such forfeiture shall be used to reduce Company Matching Contributions.

          If   the  affected  Participant  or  Beneficiary  later
          contacts the Company, his or her Account shall be reinstated and distributed as soon as practical. The Company shall reinstate the amount forfeited by making a special contribution equal to such amount and allocating it to the affected Participant's or Beneficiary's Account. Such reinstatement shall not be considered an annual addition for purposes of the limitations on contributions on benefits pursuant to Code Section 415.

          Prior to forfeiting any Account, the Company shall attempt to contact the Participant or Beneficiary by return receipt mail at his or her last known address according to the Company's records, and by the letter forwarding services offered through the Internal Revenue Service, or the Social Security Administration, or such other means as the Committee deems appropriate.

11.9 Domestic Relations Orders
     -------------------------

     Notwithstanding any Plan provisions to the contrary, benefits under the Plan may be paid to someone other than the Participant or Beneficiary pursuant to a Qualified Domestic Relations Order, in accordance with Section 414(p) of the Code. A Qualified Domestic Relations Order is a judgment, decree, or order ("Order") (including approval of a property settlement agreement) that:

     (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant;

     (b)  is  made  pursuant  to a state domestic  relations  law
          (including a community property law);

     (c) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under the Plan;

     (d) specifies the name and last known address of the Participant and each alternate payee;

     (e) specifies the amount or method of determining the amount of benefit payable to an alternate payee;

     (f)  names each plan to which the order applies;

     (g) does not require any form, type or amount of benefit not otherwise provided under the Plan;

     (h) does not conflict with a prior Domestic Relations Order that meets the other requirements of this section.

     Payment to an alternate payee pursuant to a Qualified Domestic Relations Order shall commence within a reasonable time following qualification of the Order. Such payment shall commence regardless of the Participant's age or whether the Participant Terminates or continues employment.

     The Committee shall determine whether an order meets the requirements of this section within a reasonable period after receiving an order. The Committee shall notify the Participant and any alternate payee that an order has been received. Any amounts which are to be paid pursuant to the order, during the period while its qualified status is being determined, shall be held in a separate account under the Plan for any alternate payee pending determination that an order meets the requirements of this section. If within eighteen months after such a separate account is established, the order has not been determined to be a qualified Order, the amount in the separate account shall be distributed to the individual who would have been entitled to such amount if there had been no order.

11.10 Plan Qualification
      ------------------

     Any modification or amendment of the Plan may be made retroactive, as necessary or appropriate, to establish and maintain a "qualified plan" pursuant to Section 401 of the Code, and ERISA and regulations thereunder and exempt status of the Trust Fund under Section 501 of the Code.

11.11 Deductible Contribution
      -----------------------

     Notwithstanding anything herein to the contrary, any contribution by the Company to the Trust Fund is conditioned upon the deductibility of the contribution by the Company under the Code and, to the extent any such deduction is disallowed, the Company may within one year following a final determination of the disallowance, demand repayment of such disallowed contribution and the Trustee shall return such contribution less any losses attributable thereto to the Company within one year following the disallowance.

11.12 Voting of Company Stock and SpaceLabs Medical, Inc. Stock
      ---------------------------------------------------------

     Before each annual or special meeting of the stockholders of the Company, the Company shall cause to be sent to each Participant having shares in the Company Stock Fund or the SpaceLabs Stock Fund a copy of the proxy solicitation material therefor, together with a form requesting confidential instructions to the Trustee on how to vote the number of shares of common stock in either Fund credited to such Participant. Upon receipt of such instructions the Trustee shall vote the shares of stock as instructed. Instructions received from individual Participants by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person, including officers or employees of any Company or any Affiliated Company. The Trustee shall vote all shares of Company Stock and SpaceLabs Medical, Inc. stock held by it under the Plan, for which voting instructions shall not have been received for or against proposals submitted, in the same proportions as the shares for which instructions are received by the Trustee from Participants.

     In the event of a tender or exchange offer for Company Stock or SpaceLabs Medical, Inc. common stock, the response to such offer by the Trustee shall be determined as though the decision constitutes the exercise of voting rights, as described in this Section 11.12, except that any shares with respect to which instructions are not received from Participants or Beneficiaries shall not be tendered by the Trustee.

                                  SECTION 12

                           AMENDMENT AND TERMINATION


12.1 Amendment and Termination
     -------------------------

     It is the Company's intention that the Plan will continue indefinitely; however, the Company, by action of its Board of Directors, shall have the right to amend, terminate, or partially terminate this Plan at any time subject to any advance notice or other requirements of ERISA. Should the Board amend the Plan, such amendment shall apply to all Participating Companies as of the date that the amendment applies to the Company. A participating Company may, however, adopt for its employees a different definition of "Eligible Employee" than is contained in Section 1 or a different standard of participation than is contained in
     Section 2, by filing with the Committee a certified resolution of its Board of Directors, provided, however, that such resolution shall become effective only if approved by the Committee. No amendment of the Plan shall have the effect of providing that the funds held in trust by the Trustee or the earnings thereon may be used for, or diverted to, purposes other than the Plan.

12.2 Consolidation or Merger
     -----------------------

     In the event the Plan's assets and liabilities are merged into, transferred to or otherwise consolidated with any other retirement plan, then such must be accomplished so as to ensure that each Participant would (if the other retirement plan then terminated) receive a benefit immediately after the merger, transfer or consolidation, which is equal to or greater than the benefit the partici-pant would have been entitled to receive immediately before the merger, transfer or consolidation (as if the Plan had then terminated). This provision shall not be construed as limiting the powers of the Company to appoint a successor Trustee.

     Subject to the foregoing, if any Affiliated Company becomes a Participating Company, and such Company had a thrift plan or similar plan or participated in a similar plan of another organization, the Board, with the approval of the Affiliated Company, may merge such plan into the Plan and thereupon all employees of the Affiliated Company who were members of such plan shall automatically become Participants hereunder, and all amounts in the accounts of such employees of the Affiliated Company shall become accounts under this Plan, in the manner determined by the Committee; provided, however, that amounts so transferred shall not be subject to the limitations imposed under Sections 3 and 4 on such contributions and no Participating Company shall be required or permitted to make company matching contributions based on any of the amounts transferred to the Plan under this paragraph.

     If a Participating Company maintains a trust that qualified as an exempt trust under Section 501(a) of the Code as a part of a qualified profit-sharing plan to which contributions have been permanently discontinued and all rights under the trust have vested in employees and former employees of the Participating Company, the board of directors of the Participating Company, with the consent of the Board, may merge such trust into the Trust under the Plan and thereupon all employees of
     such    Participating   Company   and  employees  of  other
     Participating Companies who had a vested interest in the merged trust shall automatically become Participants in the Plan but solely for the purposes of investing the amounts so transferred and distributing such amounts to such employees as hereinafter set forth in the Plan.
     The  amounts  so   transferred  on  behalf  of  each   such
     employee shall be invested in such funds as he shall direct,
     under  the  provisions  of    Section  6.1.     Any amounts
     transferred   under   this  paragraph   shall    constitute
     "Special Contributions." Under no circumstances will any Participating Company be required or permitted to make company matching contributions to the Plan based on Special Contributions. Special Contributions and any earnings thereon may not be withdrawn by a Participant until such time as the Participant ceases to be an Employee of a Participating Company on account of death, retirement, or other voluntary or involuntary termination of employment; provided, however, that a full withdrawal of such Special Contributions and earnings may be made by a Participant after attainment of age 59 1/2, if he shall at the same time make a full withdrawal of all his interest in this Plan. Subject to the foregoing, all such distributions shall be made in accordance with the provisions of this Plan.

12.3 Termination of the Plan
     -----------------------

     The termination of the Plan shall not cause or permit any part of the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants, or cause or permit any portion of the Trust Fund to revert to or become the property of the Company at any time prior to the satisfaction of all liabilities with respect to the Participants.

     Upon termination of this Plan, the Committee shall continue to act for the purpose of complying with the preceding paragraph and shall have all power necessary or convenient to the winding up and dissolution of the Plan as herein provided. While so acting, the Committee shall be in the same status and position with respect to other persons as if the Plan remained in existence.

12.4 Allocation of the Trust Fund on Termination of Plan
     ---------------------------------------------------

     In the event of a complete or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, with respect to all Participants or a specified group or groups of Participants, the Trustee shall allocate and segregate a proportionate interest in the Trust Fund for the benefit of affected Participants.

     All  Accounts accrued by the affected Participants shall  be
     100%  vested  and  non-forfeitable.   The  Committee   shall
     direct the Trustee to allocate the assets of the Trust Fund to those affected Participants.

     In the event that after the termination of the Plan the Board shall determine that continuance of the investment funds is not in the best interest of the Participants, the Company may liquidate the funds and the Trustee shall apply the proceeds to payment to each Participant and Beneficiary of the value of his or her Accounts.

     Such payment shall be made, in the discretion of the Committee, either wholly or in part by the purchase of non-transferable annuity contracts or by lump-sum payments.

12.5 Partial Termination
     -------------------

     If at any time the Plan is terminated with respect to any group of Employees under such circumstances as to constitute a partial termination of the Plan within the meaning of
     Section 411(d)(3) of the Code, the amounts held in the funds that are allocable to such Employees shall be segregated by the Trustee as a separate plan. The funds thus allocated to such separate plan shall be applied for the benefit of such Employees in the manner described in Section 12.4.

                                  SECTION 13

                                    FUNDING


13.1 Contributions to the Trust Fund
     -------------------------------

     As  a  part of this Plan the Company shall maintain a  Trust
     Fund.    From   time  to  time,  the  Company   shall   make
     contributions to the Trust Fund in accordance  with  Section
     4.

13.2 Trust Fund for Exclusive Benefit of Participants
     ------------------------------------------------

     The Trust Fund is for the exclusive benefit of Participants. Except as provided in Sections 4.6 (Return of Contributions), 11.9 (Domestic Relations Orders) and 11.11 (Deductible Contribution), no portion of the Trust Fund shall be diverted to purposes other than this or revert to or become the property of the Company at any time prior to the satisfaction of all liabilities with respect to the Participants.

13.3 Trustee
     -------

     As a part of this Plan, the Company has entered into an agreement with a Trustee who is designated by the Board of Directors. The Company has the power and duty to appoint the Trustee and it shall have the power to remove the Trustee and appoint successors at any time. As a condition to exercising its power to remove any Trustee hereunder, the Company must first enter into an agreement with a successor Trustee. The Committee may delegate the authority to direct the investment of all or a portion of the Trust Fund to the Trustee.

13.4 Investment Manager
     ------------------

     The Committee has the power to appoint, remove or change from time to time an Investment Manager to direct the investment of all or a portion of the Trust Fund held by the Trustee. For purposes of this section "Investment Manager" shall mean any fiduciary (other than the Trustee) who:

     (a) has the power to manage, acquire, or dispose of any asset of the Plan;

     (b)  is either

          (i) registered as an investment adviser under the Investment Advisers Act of 1940; or

          (ii) is a bank; or

          (iii) is an insurance company qualified under the laws of more than one state to perform the services described in subparagraph (a); and

     (c) has acknowledged in writing that he, she or it is a fiduciary with respect to the Plan.

                                  SECTION 14

                                  FIDUCIARIES


14.1 Limitation of Liability of the Company and Others
     -------------------------------------------------

     To the extent permitted by law, no Participant shall have any claim against the Company, or the Committee, or against their directors, officers, members, agents or representatives, for any benefits under the Plan, and such benefits shall be payable solely from the Trust Fund; nor shall the Company, nor the Committee or their directors, officers, members, agents or representatives incur any liability to any person for any action taken or suffered or omitted to be taken by them under the Plan in good faith.

14.2 Indemnification of Fiduciaries
     ------------------------------

     In order to facilitate the recruitment of competent fiduciaries, the Company adopting this Plan agrees to provide the indemnification as described herein. This provision shall apply to Employees who are considered Plan fiduciaries including without limitation, Committee members, any agent of the Committee, or any other officers, directors or Employees. Notwithstanding the preceding, this provision shall not apply and indemnification will not be provided for any Trustee or Investment Manager appointed as provided in this Plan.

14.3 Scope of Indemnification
     ------------------------

     The Company agrees to indemnify an Employee fiduciary as described above for all acts taken in good faith in carrying out his or her responsibilities under the terms of this Plan or other responsibilities imposed upon such fiduciary by ERISA. This indemnification for all acts is intentionally broad but shall not provide indemnification for embezzlement or diversion of Plan assets for the benefit of the Employee fiduciary. The Company agrees to indemnify Employee fiduciaries described herein for all expenses of defending an action by a Participant, Beneficiary or government entity, including all legal fees for counsel selected with the consent of the Company and other costs of such defense. The Company will also reimburse an Employee fiduciary for any monetary recovery in any court or arbitration proceeding. In addition, if the claim is settled out of court with the concurrence of the Company, the Company will indemnify an Employee fiduciary for any monetary liability under said settlement. The Company shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this Section 14.3 applies. The Company may satisfy its obligations under this
     Section 14.3 in whole or in part through the purchase of a policy or policies of insurance providing equivalent protection.

The  Advanced Technology Laboratories, Inc. Incentive Savings and
Stock   Ownership   Plan  is  adopted  by   Advanced   Technology
Laboratories, Inc.


      IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed on this 31 day of December, 1996.




                                   FOR ADVANCED TECHNOLOGY
                                   LABORATORIES, INC.


/s/ Annette King                   /s/ Harvey N. Gillis
--------------------------------   ------------------------------------
Witness                            Authorized Officer


                                   Sr. V.P and CFO
                                   ------------------------------------
                                   Title

                           APPENDIX I

          TO THE ADVANCED TECHNOLOGY LABORATORIES, INC.
           INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN


"Participating Companies" as defined in Section 1.27 shall also include the following companies during the specified time.

Company                                  Beginning           Ending
-------                                  ---------           ------
Advanced Technology Laboratories, Inc.   January 1, 1987
(Washington)

Interspec, Inc.                          January 1, 1995


ACKNOWLEDGED AND ACCEPTED:


By:/s/ Harvey N. Gillis
   --------------------------------

Title: CFO and Sr. V.P.
      -----------------------------

Date: 12/31/96
      -----------------------------